Exhibit (c)(19) Deutsche Bank Investment Bank Discussion Materials May 2022 Deutsche Bank Securities Inc., a subsidiary of Deutsche Bank AG, conducts investment banking and securities activities in the United States DRAFT 81nidZpGqzkSDMpD

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Contents Section 1 DB Thesis & Work Scope 2 Valuation Paradigm A Global Pharmacy Management (GPM) B Global Software Services (GSS) C Animal Health Distribution 3 Exit Considerations 4 M&A Roadmap Appendix Deutsche Bank DRAFT Investment Bank 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 1 DB Thesis & Work Scope DRAFT 81nidZpGqzkSDMpD

Executive Summary ▪ Ostensibly, there are three distinct CVET divisions – Distribution, GPM and GSS – favoring not only a sum-of-the-parts analysis, but also some consideration to separating the businesses in order to pursue divergent M&A and exit strategies in order to maximize shareholder value in the future – GPM’s closest eCommerce & Marketplace precedents and comps have recently traded as high as 10x revenue (or more), but are now trending in the 1.5-2.5x revenue range (or, 3-5x gross profit and 16-18x EBITDA); given GPM growth and market position, the business would command a top-of-the-range multiple on a standalone basis – If GSS can deliver on its 2022 forecast – +20% growth and ~40% EBITDA margins – the business would be a “”blue moon” software asset and could command a multiple similar to recent deals such as GHX, TherapyBrands and WebPT, suggesting an approximate $1B TEV, otherwise reality is consistently more akin to 12-14x EBITDA ▪ However, consideration must be given to the impact of any separation on the remainco profile and exit alternatives – Distribution & GPM feels more closely linked than either is with GSS – GSS & GPM are the primary drivers of growth and margin; a separation of both would put greater emphasis on executing the proprietary brand strategy within distribution – We do believe there will be strategic interest in a standalone distribution platform given market leadership in an attractive, growthy segment – Execution risk is somewhat mitigated by an entry price that most closely aligns to distribution peers Source: Company data Deutsche Bank 1 DRAFT Investment Bank 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 2 Valuation Paradigm DRAFT 81nidZpGqzkSDMpD

Stock Performance & Enterprise Stack CVET has experienced meaningful share price and multiple deterioration since its IPO Enterprise Stack Share Price Performance Last Three Years Share price (04/26/22) $14.54 Averages 30 Day 90 Day 180 Day 360 Day 52-Week High $30.75 $50.00 $16.26 $17.36 $18.58 $24.12 52-Week Low $14.54 $40.00 % of 52-week high 47.28% Shares Amount $30.00 Basic Shares Outstanding 138.1 $2,008 $20.00 Stock Options 0.0 $0 (65.4%) Restricted Stock 4.0 $58 $10.00 Fully Diluted Equity Value $2,067 $0.00 Plus: Debt 1,058 Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Feb-21 May-21 Aug-21 Nov-21 Feb-22 Less: Cash (183) Plus: NCI 23 Averages Fully Diluted Enterprise Value $2,965 30 Day 90 Day 180 Day 360 Day 30.0x 11.4x 12.1x 12.4x 14.1x 25.0x Trading Statistics 20.0x (Per Consensus Estimates) TEV / 2022E Rev. 0.6x 15.0x TEV / 2023E Rev. 0.6x TEV / 2022E GP 3.2x 10.0x 10.7x TEV / 2023E GP 2.9x 5.0x TEV / 2022E E 10.8x 0.0x TEV / 2023E E 9.7x Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Feb-21 May-21 Aug-21 Nov-21 Feb-22 Note: Market data as of 04/26/2022 Deutsche Bank 2 Source: FactSet, Company filings DRAFT Investment Bank 81nidZpGqzkSDMpD

Summary of Key Covetrus Valuation Factors by Segment Global Pharmacy Management Global Software Services Distribution ▪ Provides technology that enables vet practices ▪ Offers practice management software to ▪ One of three global leaders in the veterinary to run their own online pharmacy veterinary practices pharmacy and supply B2B distribution market Description ▪ Enables prescription ordering, fulfillment and ▪ Suite of solutions includes payment ▪ Offers both third party and, increasingly, analytics / intelligence processing and wellness plan administration proprietary products 2022E Revenue $612M $100M $4,204M LTM / NTM % Growth 24% / 22% 0% / 26% 5% / 6% 2022E Gross Profit $181M $59M $727M % Margin 30% 59% 17% $57M $38M $300M 2022E Segment EBITDA 9% 38% 8% % Margin $43M $36M $207M (1) 2022E Adjusted EBITDA 7% 36% 5% % Margin Key Precedents HCIT Key Comps Source: Sponsor thesis presentation for CVET Deutsche Bank 3 (1) Represents segment EBITDA less corporates costs allocated as per revenue contribution from segment DRAFT Investment Bank 81nidZpGqzkSDMpD

Public Market Perspectives Market performance of CVET vs public peers, re-based to CVET’s price per share $100.00 CVET GPM Peers $90.00 GSS Peers Distribution Peers 91.4% $80.00 $70.00 $60.00 23.2% $50.00 $40.00 $30.00 (50.0%) $20.00 (65.4%) $10.00 $0.00 Feb-19 Apr-19 Jun-19 Aug-19 Oct-19 Dec-19 Feb-20 Apr-20 Jun-20 Aug-20 Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Apr-22 Note: Market data as of 4/26/2022; GPM peers include: GDRX, HIMS, TDOC, TRHC, ETSY, FTCH, REAL, PETS, CHWY, BARK, ROVR; Deutsche Bank 4 GSS peers include: MDRX, CRW, HSTM, NXGN, DBX, MLNK, SPNS, SSNC, MODN, HCAT, OMCL, VEEV; Distribution peers includes: DRAFT Investment Bank IDXX, PAHC, ELAN, ZTS, ABC, PDCO, AHCO, OMI, MCK, CAH, HSIC Source: FactSet 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section A Global Pharmacy Management (GPM) DRAFT 81nidZpGqzkSDMpD

CVET-GPM Financials ($ in millions) Actuals Company Projections DB Estimates (1) FYE, 12/31 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E CAGR Revenue $405 $503 $612 $733 $852 $982 $1,104 $1,215 14.7% $612M $181M % Growth - 24.0% 21.8% 19.8% 16.2% 15.2% 12.5% 10.0% 2022E Revenue 2022E Gross Profit Gross Profit $117 $145 $181 $219 $255 $300 $337 $371 15.4% % Growth - 24.1% 25.2% 20.6% 16.4% 17.8% 12.5% 10.0% % Margin 28.8% 28.8% 29.6% 29.8% 29.9% 30.5% 30.5% 30.5% Segment EBITDA $23 $45 $57 $68 $79 $91 $103 $113 14.7% ~30% ~7% (2) 2022E Gross Profit Margin 2022E Adj. EBITDA - 95.7% 26.7% 19.8% 16.2% 15.2% 12.5% 10.0% % Growth 5.7% 9.0% 9.3% 9.3% 9.3% 9.3% 9.3% 9.3% % Margin (2) Adj. EBITDA $17 $35 $43 $52 $60 $70 $78 $86 14.7% - 105.9% 24.9% 19.8% 16.2% 15.2% 12.5% 10.0% % Growth 4.3% 6.9% 7.1% 7.1% 7.1% 7.1% 7.1% 7.1% % Margin $43M $37M (3) (2) (3) uFCF ($5) $13 $37 $45 $52 $60 $67 $74 14.7% 2022E Adj. EBITDA 2022E uFCF % Margin (1.3%) 2.6% 6.1% 6.1% 6.1% 6.1% 6.1% 6.1% Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 5 Note: Revenue, GP and Segment EBITDA through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; margins held constant from DRAFT Investment Bank 2026E onwards 1) CAGRs represent 2022-2027E growth 2) Represents segment EBITDA less corporates costs allocated as per revenue contribution from segment 3) uFCF defined as Adj. EBITDA less Capex. Capex projected as 1.0% of revenue 81nidZpGqzkSDMpD

Select Precedents to Consider Broad base of software and some marketplace precedents presents a few standout, key precedents for deeper consideration ($ in millions) Date Target Buyer TEV LTM R LTM GP LTM E R Growth EV / NTM Revenue EV / NTM EBITDA May-17 GHX Temasek $1,800 8.2x 11.1x 19.4x 5% 7.8x 18.1x Aug-18 GoodRx Silver Lake $2,800 13.8x 14.0x 29.3x 57% 8.8x 19.4x Jul-19 Convey Health TPG Capital $750 3.7x 6.6x 16.3x 22% 3.0x 12.9x Aug-19 GoHealth Centerbridge $1,500 3.9x 5.8x 14.6x 89% 2.1x 7.0x Jul-20 Wellsky LGP / TPG $3,025 8.3x 11.2x 22.6x 13% 7.4x 19.3x 6.0x 28.6x Nov-20 Quantum Health Warburg Pincus $1,200 7.5x N/A 42.9x 25% 3.9x 12.8x Jan-21 Change Healthcare OptumInsight / UNH $13,000 4.1x 10.6x 14.0x 7% Jun-21 Allocate Software RLDatix $1,300 11.4x 15.2x 29.2x 10% 10.4x 23.0x 5.1x 17.4x Jul-21 Availity Novo Holdings $1,700 5.4x 9.6x 18.3x 6% 15.6x 28.4x Jul-21 PartsSource Bain Capital $1,250 20.8x 32.1x 37.9x 33% 9.5x NM Oct-20 Hims and Hers Oaktree Acquisition $1,600 12.9x 18.9x NM 36% 6.6x 18.7x Nov-20 RxBenefits Advent $1,100 7.7x 12.1x 20.2x 15% 7.7x 17.2x Nov-21 athenahealth Bain Capital / H&F $17,000 8.6x 12.6x 19.0x 12% 4.9x 14.3x Dec-21 Cerner Oracle $29,548 5.1x 6.2x 15.5x 5% 9.5x 21.8x Jan-22 Cloudmed R1 RCM $4,100 11.3x N/A 28.7x 19% 10.6x 23.2x Feb-22 Informa Pharma Warburg Pincus $2,600 11.9x N/A 27.5x 12% Median: 7.5x Median: 18.7x Note: Columns reflect NTM multiples Deutsche Bank 6 Source: Public filings, Wall Street research, and DB Investment Banking estimates DRAFT Investment Bank 81nidZpGqzkSDMpD

Qualifying Key Precedents These business are particularly relevant to GPM and indicative of how the market perceives value TEV / GP TEV / E Key Attributes (At Time of Transaction) Precedent Market High Quality Strategic LTM NTM LTM NTM Major Similarities Major Distinctions M&A Roadmap (Target) Leadership Management Buyers ▪ Pharmacy product focus▪ DTC model 14.0x 9.0x 29.3x 19.4x ▪ Price transparency aspect▪ Higher growth and margin ▪ Similar growth profile▪ Employer focused end market 12.1x 10.4x 20.2x 18.7x ▪ Recurring revenue model▪ PBM focus ▪ Recurring revenue model ▪ Supply chain focus 11.1x 10.5x 19.4x 18.1x ▪ Tech-driven inventory ▪ SaaS / cloud-based revenue management solutions ▪ Health plan administration 6.6x 5.4x 16.3x 12.9x▪ Similar growth profile ▪ Payor focused end market & concentration 5.8x 2.9x 14.6x 7.0x▪ Marketplace business▪ DTC model ▪ DTC model 18.9x 13.1x NM NM▪ eCommerce platform▪ High gross margin ▪ Large TAM 11.6x 9.7x 19.4x 18.1x Median: Source: Public filings, Wall Street research, and DB Investment Banking estimates Deutsche Bank 7 DRAFT Investment Bank 81nidZpGqzkSDMpD

Quantifying Key Precedents CVET’s GPM segment lags peer precedent targets in growth and margin profile LTM & NTM Revenue Growth NTM Gross Margin NTM Growth 98.0% 139.0% LTM Growth 80.1% 74.6% 72.3% 72.3% 63.8% 55.9% 58.5% 89.3% 37.1% 29.6% 24.0% 56.8% 35.8% 8.6% 21.8% 21.9% 15.5% 4.7% GoodRx GHX HIMS GoHealth RxBenefits Convey CVET-GPM GoHealth HIMS GoodRx RxBenefits CVET-GPM Convey GHX LTM Revenue Mix NTM EBITDA Margin Recurring Non-Recurring 5% 10% 15% 15% 45.1% 20% 43.2% 35.5% 29.6% 23.3% 95% 90% 85% 85% 80% 9.3% N/A NM -- RxBenefits HIMS Convey GHX GoodRx GoHealth GoodRx GHX RxBenefits GoHealth Convey CVET-GPM HIMS Source: Public filings, Wall Street research, and Sponsor Thesis Presentation for CVET Deutsche Bank 8 DRAFT Investment Bank 81nidZpGqzkSDMpD

Updated – see P50-51 for additional detail Perspectives on Public Comparables for CVET-GPM eCommerce (Healthcare) eCommerce (Pet) eCommerce (Non-HC) eCommerce Mature ▪ Platforms that digitally ▪ Animal Health focused ▪ Broader marketplace platforms ▪ Mature and profitable non-HC connects patients with businesses operating that create a centralized hub eCommerce platforms growing products and service providers eCommerce platforms to efficiently and profitably sell at HSD-LDD goods ▪ Healthcare eCommerce ▪ Likely to serve as valuation ▪ Likely to serve as valuation platforms drive closets comp model reference-points vis-à-▪ Likely to serve as valuation reference-points as business universe vis similar value propositions, reference-points due to matures in 5-7 years business model and end eCommerce models ▪ For reference only market (1) TEV / Rev TEV / GP TEV / Rev TEV / GP TEV / Rev TEV / GP TEV / Rev TEV / uFCF 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 3.1x 2.5x 4.3x 3.5x 2.1x 1.6x 4.3x 3.1x 2.6x 2.1x 4.1x 3.3x 2.7x 2.4x 14.2x 11.0x ‘22E-’24E ‘22E-’24E ‘22E-’24E TEV / EBITDA ‘22E-’24E CAGR TEV / EBITDA TEV / EBITDA TEV / EBITDA CAGR CAGR CAGR 2022E 2023E Rev. EBITDA 2022E 2023E Rev. EBITDA 2022E 2023E Rev. EBITDA 2022E 2023E Rev. EBITDA 19.5x 14.7x 20% 31% NM 16.8x 28% 78% 20.7x 19.0x 24% 25% 11.0x 8.9x 12% 20% Note: Market data for eCommerce cohorts as of 04/26/2022; market data for eCommerce Mature cohort as of 05/11/2022 Deutsche Bank 9 Source: Company information, FactSet DRAFT Investment Bank 1) Represents Adj. EBITDA less Capex Valuation Metrics (Average) Comps 81nidZpGqzkSDMpD

Value Implications of Growth & Scale in Public vs. Private Scenarios While growth largely drives sale valuations, buyers are making distinctions for a reasonable level of profitability (1) NTM EV/R 5.1x 4.5x 5.4x 7.1x 7.1x 7.0x 13.6x 10.4x 1.6x 1.5x 6.0x 5.3x 9.4x 6.3x 15.0x 9.5x 16.5x 24.9x 23.9x 19.1x 23.1x 17.1x 23.3x 19.0x EV/E 14.3x 17.0x 23.2x 19.5x 47.7x 19.3x 52.9x 28.4x 18.1x 39.2x 25.8x 23.8x N/A 19.2x N/A 22.2x EV/uFCF 16.7x 23.0x 27.0x 22.2x 55.1x 20.9x 33.6x 32.9x (2) 2.18 N/A 2.21 1.77 1.81 1.73 1.59 1.25 EV/E/G 2.44 2.44 1.82 1.63 2.64 0.84 2.80 N/A CVET-GPM CVET-GPM 3 30 0.0 .0x x 30.0x Strike Zone 30.0x Strike Zone R² = 0.2777 R² = 0.3089 R² = 0.0521 R² = 0.0409 2 25 5.0 .0x x 25.0x R² = 0.1553 25.0x R² = 0.1004 R² = 0.0046 2 20 0.0 .0x x 20.0x 20.0x R² = 0.0136 1 15 5.0 .0x x 1 15 5.0 .0x x 1 10 0.0 .0x x 1 10 0.0 .0x x 0% 0% 1 10 0% % 2 20 0% % 3 30 0% % 4 40 0% % 0% 0% 2 20 0% % 4 40 0% % 6 60 0% % 8 80 0% % NTM Revenue Growth Rule of X Source: DB’s Healthcare & Technology Proprietary M&A Database, FactSet Deutsche Bank Current Public Company Valuations 10 Note: Public data as of 4/26/2022; represents M&A transactions in the last 3 years DRAFT Investment Bank Apr ’21 Public Company Valuations 1) Represents NTM medians for current public companies and M&A precedents Precedent M&A Valuations 2) Represents NTM / LTM EBITDA growth rate M&A @ Apr ‘21 EV / NTM EBITDA EV / NTM EBITDA 81nidZpGqzkSDMpD

Preliminary CVET-GPM M&A Valuation Could Support a ~$800M TEV Asset at Present Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 (1) Management Case Required MOIC: 2.5x – 3.0x; NTM E Exit Multiple: 15.0x $628 $703 TEV / GP 7.0x - 8.5x $145 $1,014 $1,232 TEV / EBITDA 16.0x - 19.0x $35 $556 $660 TEV / GP 6.0x - 7.5x $181 $1,088 $1,360 TEV / EBITDA 14.0x - 17.0x $43 $608 $738 TEV / Revenue 1.5x - 2.0x $503 $754 $1,005 TEV / GP 4.0x - 5.5x $145 $580 $797 Emphasis on TEV / EBITDA 20.0x - 25.0x $35 $695 $869 comps given abundance of TEV / Revenue 1.0x - 1.5x $612 $612 $918 good analogs $635 $907 TEV / GP 3.5x - 5.0x $181 TEV / EBITDA 15.0x - 20.0x $43 $651 $868 Note: Valuation date as of 06/30/2022 Deutsche Bank 11 Source: Sponsor Thesis Presentation, DB Investment Banking estimates DRAFT Investment Bank 1) LBO assumes a 5-year hold, 3.5x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA of $43, which includes $3.9 of financing adjustments Trading Comparables Transaction Comparables LBO 2022 2021 NTM LTM 2022 2021 2022 2021 81nidZpGqzkSDMpD

Preliminary LBO Math Suggests CVET-GPM is a ~$700-800mm Business ($ in millions) LBO Assumptions LBO Valuation Analysis NTM EBITDA Multiple 14.0x 15.0x 16.0x ▪ Assumes transaction date of 06/30/2022 NTM EBITDA (6/30/2022) $48 $48 $48 ▪ Purchase price of ~$715 at 15.0x NTM 6/30/2022 EBITDA of ~$48 Implied Transaction Value $668 $715 $763 ▪ Assumes five-year hold with exit multiple of 15.0x on NTM 06/30/2027E EBITDA of ~$90 Plus: Financing & Transaction Fees $16 $16 $16 (1) ▪ Debt financing assumed based on 6.5x LTM 06/30/2022 EBITDA of ~$49 Less: Transaction Net Debt ($270) ($270) ($270) ▪ Implied max leverage of 6.5x; New Term Loan of 6.5x at S+550 @ 99.0 OID (50bps Implied Sponsor Equity Contribution $414 $462 $510 floor) Illustrative NTM EBITDA Exit Multiple 15.0x 15.0x 15.0x Illustrative Enterprise Value at Exit $1,357 $1,357 $1,357 Illustrative Sources & Uses Less: Net Debt ($234) ($234) ($234) Sources $ Amt. x Fin. E Uses $ Amt. Implied Sponsor Equity Value $1,122 $1,122 $1,122 New Term Loan $270 5.5x Purchase TEV $715 (2) Sponsor Equity $462 9.4x Fees & Expenses $16 Implied IRR 22.1% 19.4% 17.1% Implied MOIC 2.7x 2.4x 2.2x Total $732 14.9x Total $732 IRR Sensitivity on Entry & Exit Multiple TEV Sensitivity on Exit Multiple & Target IRR IRR Sensitivity on Growth & E Margin Implied TEV Implied IRR Implied IRRs (3) NTM EBITDA Entry Multiple NTM EBITDA Exit Multiple 5-Yr Revenue CAGR 14.0x 15.0x 16.0x 14.0x 15.0x 16.0x 10.0% 15.0% 20.0% 14.0x 20.0% 17.4% 15.1% 15.0% $767 $812 $857 5.0% 3.7% 10.9% 17.4% 15.0x 22.0% 19.4% 17.0% 20.0% $668 $705 $741 7.0% 14.2% 20.8% 27.0% 16.0x 24.0% 21.3% 18.9% 25.0% $592 $621 $651 9.0% 21.2% 27.6% 33.8% Note: Assumes 1% mandatory amortization for New Term Loan Deutsche Bank 12 Source: Financials through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; 2026E onwards based on DB Investment Banking DRAFT Investment Bank estimates 1) Represents $39 of LTM EBITDA plus $10 of financing adjustments 2) Assumes New Term Loan Financing Fees at 2.50%; M&A Fees at 1% of purchase price 3) Revenue CAGR from 2023E through projection period 4) Represents Adj. EBITDA margin NTM EBITDA Exit Multiple Target IRR (4) Exit Year E Margin 81nidZpGqzkSDMpD

Analysis at Various Prices Matrix ($ in millions) Implied CVET-GPM Total Enterprise Value Multiples $600 $650 $700 $750 $800 $850 $900 $950 $1,000 Metric 2021A $503 1.2x 1.3x 1.4x 1.5x 1.6x 1.7x 1.8x 1.9x 2.0x TEV / 2022E $612 1.0x 1.1x 1.1x 1.2x 1.3x 1.4x 1.5x 1.6x 1.6x Revenue 2023E $733 0.8x 0.9x 1.0x 1.0x 1.1x 1.2x 1.2x 1.3x 1.4x 2021A $145 4.1x 4.5x 4.8x 5.2x 5.5x 5.9x 6.2x 6.6x 6.9x TEV / GP 2022E $181 3.3x 3.6x 3.9x 4.1x 4.4x 4.7x 5.0x 5.2x 5.5x 2023E $219 2.7x 3.0x 3.2x 3.4x 3.7x 3.9x 4.1x 4.3x 4.6x Segment $45 13.3x 14.4x 15.6x 16.7x 17.8x 18.9x 20.0x 21.1x 22.2x 2021A Adjusted $35 17.3x 18.7x 20.1x 21.6x 23.0x 24.5x 25.9x 27.3x 28.8x Segment $57 10.5x 11.4x 12.3x 13.2x 14.0x 14.9x 15.8x 16.7x 17.5x TEV / 2022E EBITDA Adjusted $43 13.8x 15.0x 16.1x 17.3x 18.4x 19.6x 20.7x 21.9x 23.0x Segment $68 8.8x 9.5x 10.3x 11.0x 11.7x 12.4x 13.2x 13.9x 14.6x 2023E Adjusted $52 11.5x 12.5x 13.5x 14.4x 15.4x 16.3x 17.3x 18.3x 19.2x Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 13 DRAFT Investment Bank 81nidZpGqzkSDMpD

eCommerce Near 5-Year Lows Across Verticals GPM 5Y Trading Ranges (NTM) eCommerce (HC) eCommerce (Pet) eCommerce (Non-HC) Overall Average Current TEV / NTM Revenue TEV / NTM GP 20.0x 30.0x 15.2x 22.1x 21.6x 15.0x 18.9x 20.0x 16.8x 16.0x 10.4x 15.0x 13.5x 9.1x 9.1x 10.0x 14.2x 11.6x 12.6x 7.1x 11.7x 7.4x 6.4x 5.9x 10.0x 11.5x 8.9x 5.6x 5.5x 7.8x 5.0x 9.2x 9.3x 5.4x 3.7x 5.6x 7.2x 2.7x 3.3x 3.0x 4.0x 4.6x 2.5x 3.6x 5.5x 3.8x 5.2x 3.1x 2.4x 2.5x 4.4x 2.3x 2.2x 3.3x 1.7x 0.0x 0.0x E-Commerce (Healthcare) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce E-Commerce (Pet) E-Commerce (Non-HC) Overall (Healthcare) TEV / NTM E TEV / NTM Revenue / Growth 99.0x 100.0x 0.50 0.47 0.42 0.39 86.7x 80.0x 0.40 66.2x 70.5x 63.9x 58.4x 0.28 60.0x 0.30 0.26 53.7x 51.7x 0.23 59.7x 0.21 0.22 0.22 44.1x 37.5x 40.0x 0.20 37.9x 0.19 36.5x 0.14 37.2x 31.4x 0.18 0.16 0.15 0.13 24.2x 0.12 0.12 0.15 21.7x 24.5x 20.0x 0.10 19.5x 25.1x 0.09 0.10 19.6x 18.7x 0.09 0.09 0.08 14.6x 0.07 11.8x 0.0x 0.00 E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce E-Commerce (Pet) E-Commerce (Non-HC) Overall (Healthcare) Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x Deutsche Bank 14 Source: FactSet DRAFT Investment Bank 81nidZpGqzkSDMpD

eCommerce Near 5-Year Lows Across Verticals (Cont’d) GPM 5Y Trading Ranges (Second Twelve Months) eCommerce (HC) eCommerce (Pet) eCommerce (Non-HC) Overall Average Current TEV / STM Revenue TEV / STM GP 15.0x 20.0x 18.1x 16.6x 11.5x 13.2x 12.8x 14.9x 10.0x 11.0x 12.0x 8.1x 7.2x 9.2x 7.3x 11.3x 5.8x 10.0x 10.0x 9.3x 5.0x 5.9x 4.9x 5.0x 7.1x 9.2x 4.4x 4.5x 3.1x 5.7x 7.6x 7.5x 4.4x 5.7x 4.2x 2.5x 2.5x 3.2x 2.0x 3.6x 3.0x 2.5x 4.2x 2.5x 4.6x 2.9x 2.0x 3.6x 1.8x 2.4x 1.9x 2.8x 1.4x 0.0x 0.0x E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall TEV / STM E TEV / STM Revenue / Growth 0 0.5 1 1.5 2 2.5 3 3.5 4 0.80 98.8x 100.0x 0.66 80.0x 0.60 69.3x 62.3x 60.5x 61.4x 60.0x 0.40 53.9x 44.8x 0.40 45.9x 0.33 0.30 40.0x 48.3x 43.0x 39.8x 35.3x 38.3x 0.24 0.26 0.22 0.24 34.3x 28.5x 30.2x 33.6x 32.2x 0.20 0.20 0.19 32.0x 20.0x 24.8x 0.17 0.16 0.13 18.5x 14.2x 0.11 0.15 18.2x 0.12 0.09 0.09 0.09 0.07 0.10 0.09 10.3x 0.08 0.06 0.0x 0.00 E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x Deutsche Bank 15 Source: FactSet DRAFT Investment Bank 81nidZpGqzkSDMpD

Illustrative Valuation Analysis for an IPO Exit in Mid-2024 With additional scale, and while maintaining growth, GPM could see meaningful value creation at historically median multiples Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $1,750 $2,000 $2,250 $2,500 $2,750 $3,000 $3,250 Revenue 2.5x - 3.5x $852 $2,131 $2,983 Revenue / Growth 0.20 - 0.25 12% $2,250 $3,094 GP 9.5x - 11.5x $255 $2,418 $2,927 EBITDA 35.0x - 40.0x $60 $2,115 $2,417 Revenue 2.5x - 3.0x $982 $2,454 $2,945 Revenue / Growth 0.18 - 0.23 12% $2,121 $2,710 GP 7.5x - 9.5x $300 $2,249 $2,848 $2,088 $2,436 EBITDA 30.0x - 35.0x $70 Note: Valuation date as of 06/30/2022 Deutsche Bank 16 Source: Sponsor Thesis Presentation, DB Investment Banking estimates DRAFT Investment Bank Trading Comparables FY+2 FY+1 2025 2024 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section B Global Software Services (GSS) DRAFT 81nidZpGqzkSDMpD

CVET-GSS Financials ($ in millions) Actuals Company Projections DB Estimates DB Mid-Growth Case (1) (1) FYE, 12/31 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E CAGR 2022E 2023E 2024E 2025E 2026E 2027E CAGR Revenue $79 $79 $100 $131 $157 $187 $210 $231 18.4% $87 $100 $110 $120 $127 $133 8.9% % Growth - (0.0%) 26.3% 31.2% 20.4% 18.8% 12.5% 10.0% 10.0% 15.0% 10.0% 9.0% 6.0% 5.0% Gross Profit $48 $49 $59 $79 $95 $112 $126 $139 18.6% $52 $60 $66 $72 $76 $80 9.2% % Growth - 2.1% 19.6% 33.2% 19.9% 18.7% 12.5% 10.0% 4.2% 16.7% 9.5% 8.9% 6.0% 5.0% % Margin 61.4% 62.7% 59.4% 60.3% 60.1% 60.0% 60.0% 60.0% 59.4% 60.3% 60.1% 60.0% 60.0% 60.0% Segment EBITDA $29 $31 $38 $50 $60 $71 $80 $88 18.4% $33 $38 $42 $46 $48 $51 8.9% - 6.9% 22.6% 31.2% 20.4% 18.8% 12.5% 10.0% 6.8% 15.0% 10.0% 9.0% 6.0% 5.0% % Growth 36.8% 39.3% 38.2% 38.2% 38.2% 38.2% 38.2% 38.2% 38.2% 38.2% 38.2% 38.2% 38.2% 38.2% % Margin (2) Adj. EBITDA $28 $29 $36 $47 $57 $67 $76 $83 18.4% $31 $36 $39 $43 $46 $48 8.9% - 5.4% 21.8% 31.2% 20.4% 18.8% 12.5% 10.0% 6.1% 15.0% 10.0% 9.0% 6.0% 5.0% % Growth 35.4% 37.3% 35.9% 35.9% 35.9% 35.9% 35.9% 35.9% 35.9% 35.9% 35.9% 35.9% 35.9% 35.9% % Margin (3) uFCF $27 $29 $35 $46 $55 $65 $73 $81 18.4% $30 $35 $38 $42 $44 $47 8.9% % Margin 34.4% 36.3% 34.9% 34.9% 34.9% 34.9% 34.9% 34.9% 34.9% 34.9% 34.9% 34.9% 34.9% 34.9% Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 17 Note: Revenue, GP and Segment EBITDA through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; margins held constant from DRAFT Investment Bank 2026E onwards 1) CAGRs represent 2022-2027E growth 2) Represents segment EBITDA less corporates costs allocated as per revenue contribution from segment 3) uFCF defined as Adj. EBITDA less Capex. Capex projected as 1.0% of revenue 81nidZpGqzkSDMpD

Select Precedents to Consider Broad base of mostly provider-oriented software (incl RCM) deals presents a few standout, key precedents for deeper consideration ($ in millions) Date Target Buyer TEV LTM R LTM GP LTM E R Growth EV / NTM Revenue EV / NTM EBITDA Feb-16 Brightree ResMed $800 7.1x 9.8x 19.0x 14% 6.2x 16.5x Jun-19 Nextech Thomas H. Lee $550 9.6x N/A 26.0x 15% 8.3x 23.2x Aug-19 WebPT Warburg Pincus $675 6.3x N/A 28.1x 15% 5.4x 18.8x Jun-20 Qgenda ICONIQ Capital $1,050 15.7x 22.0x 36.2x 23% 12.7x 24.4x Jul-20 Wellsky LGP / TPG $3,025 8.3x 11.2x 22.6x 13% 7.4x 19.3x Aug-20 eSolutions Waystar $1,350 11.1x 13.8x 20.3x 12% 9.9x 18.2x Oct-20 CarePort Health Wellsky $1,350 13.6x 15.6x 20.9x 11% 12.3x 19.1x Nov-20 nThrive Clearlake Capital $1,115 4.7x 6.7x 11.9x 9% 4.4x 10.4x Jan-21 Change Healthcare OptumInsight / UNH $13,000 4.1x 10.6x 14.0x 7% 3.9x 12.8x Jan-21 PointClickCare Hellman & Friedman $3,130 13.5x N/A 31.0x 16% 11.7x 27.0x May-21 Therapy Brands KKR $1,200 10.4x 14.0x 28.0x 23% 8.4x 20.4x Jun-21 Allocate Software RLDatix $1,300 11.4x 15.2x 29.2x 10% 10.4x 23.0x Oct-21 TransUnion Healthcare Clearlake / nThrive $1,740 8.7x 13.7x 18.2x 1% 8.6x 17.7x Nov-21 Patientpop Kareo $507 7.0x 10.0x NM 15% 6.1x NM Nov-21 athenahealth Bain Capital / H&F $17,000 8.6x 12.6x 19.0x 12% 7.7x 17.2x 38.1x Nov-21 Iodine Software Advent International $1,210 20.9x 27.7x 56.2x 45% 14.4x Dec-21 Cerner Oracle $29,548 5.1x 6.2x 15.5x 5% 4.9x 14.3x Jan-22 Cloudmed R1 RCM $4,100 11.3x N/A 28.7x 19% 9.5x 21.8x Feb-22 Informa Pharma Warburg Pincus $2,600 11.9x N/A 27.5x 12% 10.6x 23.2x Median: 8.4x Median: 19.2x Note: Columns reflect NTM multiples Deutsche Bank 18 Source: Public filings, Wall Street research, and DB Investment Banking estimates DRAFT Investment Bank 81nidZpGqzkSDMpD

Select High-Growth Precedents for GSS These business are particularly relevant to GSS and indicative of how the market perceives value (1) TEV / Rev. TEV / E TEV / uFCF Key Attributes (At Time of Transaction) Precedent Market Quality M&A Strategic LTM NTM LTM NTM LTM NTM Major Similarities Major Distinctions (Target) Leadership Management Roadmap Buyers ▪ Practice management ▪ Specialty provider focus solutions 9.6x 8.3x 26.0x 23.2x 38.9x 34.9x ▪ Large TAM ▪ Similar margin profile ▪ Limited TAM ▪ Mental and behavioral ▪ Practice management health focus 10.4x 8.4x 28.0x 20.4x 28.6x 20.3x solutions ▪ Core SaaS platform ▪ Growth and margin profile ▪ Limited TAM▪ Physical therapy provider focus 6.3x 5.4x 28.1x 18.8x 21.8x 20.5x ▪ Practice management solutions▪ SaaS platform ▪ Provider focused recurring revenue model▪ Size / scale 8.6x 7.7x 19.0x 17.2x 22.2x 20.2x ▪ Practice management ▪ Large TAM solutions ▪ Leading market share 7.1x 6.2x 19.0x 16.5x 19.2x 16.8x▪ Limited TAM▪ HME/DME provider focus ▪ Similar margin profile ▪ Practice growth platform▪ Specialty provider focus 7.0x 6.1x NM NM NM NM ▪ Recurring revenue model▪ Lower growth Median: 7.8x 6.9x 26.0x 18.8x 22.2x 20.3x Source: Public filings, Wall Street research, and DB Investment Banking estimates Deutsche Bank 19 1) Represents Adj. EBITDA less Capex DRAFT Investment Bank 81nidZpGqzkSDMpD

Updated to include FCF multiples Select Low-Growth Precedents for GSS These business are relevant to a GSS with lower anticipated growth (1) TEV / Rev. TEV / E TEV / uFCF Key Attributes (At Time of Transaction) Precedent Market High Quality M&A Strategic LTM NTM LTM NTM LTM NTM Major Similarities Major Distinctions Carvout (Target) Leadership Mgmt Roadmap Buyers ▪ Carve-out business ▪ Payor focused payment 10.5x 9.9x 17.4x 16.5x N/A N/A ▪ Recurring revenue, integrity business software business ▪ Provider focused end ▪ Larger scale RCM platform market 5.1x 4.9x 15.5x 14.3x 18.4x 16.8x ▪ Hospital focus ▪ Similar margin profile ▪ Carve-out transaction 3.7x 3.3x 15.5x 14.1x 16.3x N/A▪ Non-US businesses ▪ Provider focused software HCIT business ▪ Recurring revenue base▪ Payor end market 4.2x 3.9x 14.0x 13.0x 18.4x 15.8x ▪ Margin profile▪ Large scale player ▪ Low growth software model ▪ Also provides solutions to 4.6x 4.5x 12.2x 11.9x N/A N/A ▪ Provider end market government entities exposure ▪ Leader in niche space 5.5x 5.3x 12.3x 11.7x 12.7x 12.2x▪ HCM/WFM solutions ▪ Provider end market ▪ Larger Scale ▪ Similar margin profile 3.8x 3.4x 12.9x 11.2x 13.6x 11.9x ▪ Public sector focused end ▪ Carve-out transaction market ▪ High margin business 5.0x 4.7x 11.6x 11.2x 17.5x 14.7x▪ End-to-end RCM solutions ▪ Carve out transaction ▪ No EBITDA ▪ Low-growth software 2.0x 1.9x NM NM NM NM business ▪ Multiple end market focus Median: 4.6x 4.5x 13.5x 12.4x 16.9x 14.7x Source: Public filings, Wall Street research, and DB Investment Banking estimates Deutsche Bank 20 1) Represents Adj. EBITDA less Capex DRAFT Investment Bank 81nidZpGqzkSDMpD

Analyzing Precedents CVET’s GSS segment may be best-in-class among peer precedent targets in growth and margin profile Low Growth Precedent High Growth Precedent LTM & NTM Revenue Growth NTM Gross & EBITDA Margin NTM Growth NTM EBITDA Margin (1) LTM Growth NTM Gross Margin (2) LTM Revenue Mix NTM uFCF Margin Recurring Non-Recurring (3) Source: Public filings, Wall Street research, and Sponsor Thesis Presentation for CVET Deutsche Bank 21 1) Represents estimates capex based on allocating consolidated capex by proportion of revenue between GPM and GSS DRAFT Investment Bank segments 2) Represents EBITDA less Capex 3) GSS LTM growth is flat at 0.0%. CVET-GSS Patientpop 99% 1% 26.2% Therapy Brands 18.4% 23.5% WebPT 98% 2% athenahealth 11.7% 17.0% Therapy Brands 97% 3% Brightree 14.4% 16.3% athenahealth 96% 4% Nextech 15.4% ClaimsXten 95% 5% Patientpop 13.5% 15.0% nThrive 95% 5% WebPT 14.9% Brightree 94% 6% Agfa HCIT 13.7% TractManager 92% 8% DXC 7.2% 9.3% DXC 92% 8% nThrive 7.7% 8.9% Change HC 88% 12% Change HC 6.8% 6.8% Ontario 84% 16% ClaimsXten 6.1% 6.2% Nextech 82% 18% Watson Health 5.2% Cerner 82% 18% 5.1% Cerner 5.3% IBM Watson 69% 31% TractManager 5.1% N/A Agfa HCIT -- Ontario 2.4% TractManager 43.3% Cerner 33.9% 86.1% Therapy Brands 41.4% Therapy Brands 41.2% 75.4% athenahealth 37.9% Patientpop 73.0% Brightree 37.1% Brightree 37.7% 72.7% CVET-GSS 30.2% nThrive 42.0% 71.2% nThrive 29.7% athenahealth 44.7% 68.7% DXC 29.0% Watson Health 61.9% Cerner 28.8% ClaimsXten 60.2% WebPT 26.6% CVET-GSS 38.2% 59.4% Change HC 24.5% Change HC 30.3% 57.2% Nextech 23.8% TractManager 45.0% Patientpop NM Ontario 38.0% Watson Health NM Nextech 35.9% Agfa HCIT N/A DXC 30.8% ClaimsXten N/A WebPT 29.0% Ontario N/A Agfa HCIT 23.1% 81nidZpGqzkSDMpD

Revenue Mix Analysis: All Precedents LTM Revenue Mix Subscription Services (Recurring) Services (Non-Recurring) Software License Support & Maintenance 1% 2% 3% 4% 5% 5% 6% 8% 8% 12% 3% 16% 16% 18% 20% 10% 21% 7% 35% 12% 6% 24% 99% 98% 9% 96% 95% 92% 92% 88% 84% 84% 82% 71% 56% 62% 44% N/A 6% Source: Public filings, Wall Street research, and DB Investment Banking estimates Deutsche Bank 22 DRAFT Investment Bank PatientPop WebPT athenahealth ClaimsXten nThrive Change HC Brightree TractManager Therapy Brands IBM Watson Cerner DXC Ontario Nextech Agfa HCIT 81nidZpGqzkSDMpD

CVET-GSS Side-by-Side Comparison with Select Growth Precedents ($ in millions) CVET-GSS ▪ Practice management software for ▪ Cloud-based management software ▪ Provider of practice management, ▪ Electronic medical record systems Business Description veterinary practices platform for post-acute care telehealth and data collection tools for physical therapists NTM Revenue ($M) $100 $130 $140 $125 % NTM / LTM Growth 26% 14% 24% 15% (1) NTM Adj. EBITDA ($M) $36 $50 $60 $35 % margin 36% 38% 43% 28% 0.3% Hardware 6.1% 5.0% 2.0% 7.7% 5.2% SaaS 3.8% 10.1% SaaS Software 20.0% Revenue Mix (SaaS vs SaaS Maintenance RCM Services RCM Services Services vs Other) Serv - R Other 24.3% Serv - NR 75.0% Other Other 83.9% 58.6% 98.0% Other Behavioral Health, Mental Health End Market Veterinary HME/DME Physical Therapy and Rehabilitation Software & ancillary services (incl. Workflow, billing & claims, business Patient engagement, data Solutions for practice mgmt, Offering Breadth payment processing and wellness intelligence, compliance mgmt, collection, telehealth, e-prescribing, compliance, reimbursement, plan management) interoperability & data sharing RCM, payments patient retention, marketing TAM ($B) ~$0.5 ~$0.3 ~$0.5 NA Market Share ~50% - 60% HME/DME: 51% ~19% NA Recurring Revenue 89.0% 94% 97% NA 1) Inclusive of a $2 corporate expense allocation, calculated pro rata based on revenue contribution Deutsche Bank 23 2) Represents software solutions TAM for HME/DME DRAFT Investment Bank 3) Represents PMS TAM 81nidZpGqzkSDMpD

Perspectives on Public Comparables for CVET-GSS Mid-Growth Software (Healthcare) Mid-Growth Software (Non-HC) High-Growth Software (For Exit Only) ▪ Cohort of HCIT software and SaaS ▪ Cohort of broader software comps growing ▪ Cohort of high-growth HCIT SaaS and businesses focused on provider end at MSD-HSD software peers market and growing at MSD ▪ Given limited availability of relevant HCIT ▪ Reference comp set for exit analysis; ▪ Closest comp universe for CVET’s GSS comps, this set of peers with similar growth assumes standalone GSS business business profile provides a useful benchmark achieve growth profile through organic and inorganic opportunities (1) (2) (3) TEV / Rev TEV / FCF TEV / Rev TEV / FCF TEV / Rev TEV / uFCF 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 3.4x 3.2x 20.7x 18.5x 4.0x 3.7x 12.4x 11.0x 6.0x 5.2x 34.3x 27.5x TEV / EBITDA ‘22E-’24E CAGR TEV / EBITDA ‘22E-’24E CAGR TEV / EBITDA ‘22E-’24E CAGR 2022E 2023E Rev. EBITDA 2022E 2023E Rev. EBITDA 2022E 2023E Rev. EBITDA 13.9x 12.8x 7% 13% 11.9x 10.6x 8% 12% 31.1x 25.4x 16% 22% Note: Market data as of 04/26/2022; Mid-Growth defined as 2022E – 2024E Revenue CAGR < 12.0%, High-Growth defined as 2022E – 2024E Deutsche Bank 24 Revenue CAGR > 12.0% DRAFT Investment Bank Source: Company information, FactSet 1) Financials are PF adjusted for Divestiture of Hospital & Large Physician Practices announced on 03/03/2022 2) Financials are PF adjusted for Acquisition of Blue Prism plc completed on 03/16/2022 3) uFCF defined as Adj. EBITDA less Capex Valuation Metrics (Average) Comps 81nidZpGqzkSDMpD

Value Implications of Growth & Scale in Public vs. Private Scenarios While growth largely drives sale valuations, buyers are making distinctions for a reasonable level of profitability (1) NTM EV/R 5.1x 4.5x 5.4x 7.1x 7.1x 7.0x 13.6x 10.4x 1.6x 1.5x 6.0x 5.3x 9.4x 6.3x 15.0x 9.5x 16.5x 24.9x 23.9x 19.1x 23.1x 17.1x 23.3x 19.0x EV/E 14.3x 17.0x 23.2x 19.5x 47.7x 19.3x 52.9x 28.4x 18.1x 39.2x 25.8x 23.8x N/A 19.2x N/A 22.2x EV/uFCF 16.7x 23.0x 27.0x 22.2x 55.1x 20.9x 33.6x 32.9x (2) 2.18 N/A 2.21 1.77 1.81 1.73 1.59 1.25 EV/E/G 2.44 2.44 1.82 1.63 2.64 0.84 2.80 N/A CVET-GSS CVET-GSS 30.0x 30.0x 30.0x 30.0x Strike Zone Strike Zone R² = 0.2777 R² = 0.0521 R² = 0.3089 R² = 0.0409 R² = 0.1553 25.0x 25.0x 25.0x 25.0x R² = 0.1004 R² = 0.0046 20.0x 20.0x 20.0x 20.0x R² = 0.0136 15.0x 15.0x 1 15 5.0 .0x x 10.0x 10.0x 1 10 0.0 .0x x 0% 10% 20% 30% 40% 0% 10% 20% 30% 40% 0% 0% 2 20 0% % 4 40 0% % 6 60 0% % 8 80 0% % NTM Revenue Growth Rule of X Source: DB’s Healthcare & Technology Proprietary M&A Database, FactSet Deutsche Bank Current Public Company Valuations 25 Note: Public data as of 4/26/2022; represents M&A transactions in the last 3 years DRAFT Investment Bank Apr ’21 Public Company Valuations 1) Represents NTM medians for current public companies and M&A precedents Precedent M&A Valuations 2) Represents NTM / LTM EBITDA growth rate M&A @ Apr ‘21 EV / NTM EBITDA EV / NTM EBITDA 81nidZpGqzkSDMpD

CVET-GSS M&A Valuation is Either ~$450mm or ~$600mm LTM multiples reflective of historical growth only Low Growth Multiple Metric High Growth Method Parameter Ratio / Multiple Low High Implied TEV Year Year ($ in millions) $200 $200 $300 $300 $400 $400 $500 $500 $600 $600 $700 $700 $800 $800 $900 $900 (1) Management Case Required MOIC: 2.5x – 3.0x; NTM E Exit Multiple: 18.0x $727 $822 (2) DB Mid-Growth Case Required MOIC: 2.5x – 3.0x; NTM E Exit Multiple: 12.0x $349 $379 Revenue 3.5x - 5.5x $79 $79 $276 $355 $434 EBITDA 11.5x - 16.5x $29 $29 $338 $411 $485 uFCF 13.5x - 18.5x $29 $29 $386 $458 $458 $529 Revenue 6.0x - 8.0x $87 $100 $697 $520 $607 $797 EBITDA 16.0x - 22.0x $31 $36 $499 $592 $680 $787 uFCF 18.0x - 24.0x $30 $35 $546 $637 $731 $835 Revenue 4.5x - 6.0x $79 $79 $355 $414 $473 EBITDA 12.0x - 15.0x $29 $29 $353 $397 $441 uFCF 14.0x - 17.0x $29 $29 $400 $443 $486 $260 $347 $398 $498 Revenue 3.0x - 5.0x $87 $100 $359 $429 EBITDA 9.0x - 15.0x $31 $36 $281 $537 $591 uFCF 14.0x - 20.0x $30 $35 $424 $515 $696 Note: Valuation date as of 06/30/2022 Deutsche Bank 26 Source: Sponsor Thesis Presentation, DB Investment Banking estimates DRAFT Investment Bank 1) LBO assumes a 5-year hold, 7.5x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA 2) LBO assumes a 5-year hold, 6.0x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA Trading Comparables Transaction Comparables LBO 2022 2021 NTM LTM 2022 2021 2022 2021 81nidZpGqzkSDMpD

Preliminary LBO Math Suggests CVET-GSS is a ~$700-800mm Business Management Case ($ in millions) LBO Assumptions LBO Valuation Analysis NTM EBITDA Multiple 17.0x 18.0x 19.0x ▪ Assumes transaction date of 06/30/2022 NTM EBITDA (6/30/2022) $41 $41 $41 ▪ Purchase price of ~$745 at 18.0x NTM 6/30/2022 EBITDA of ~$41 Implied Transaction Value $703 $745 $786 ▪ Assumes five-year hold with exit multiple of 18.0x on NTM 06/30/2027E EBITDA of ~$104 Plus: Financing & Transaction Fees $16 $16 $16 (1) ▪ Debt financing assumed based on 7.5x LTM 06/30/2022 EBITDA of ~$36 Less: Transaction Net Debt ($270) ($270) ($270) ▪ Implied max leverage of 7.5x; New Term Loan of 7.5x at S+550 @ 99.0 OID (50bps Implied Sponsor Equity Contribution $450 $491 $533 floor) Illustrative NTM EBITDA Exit Multiple 18.0x 18.0x 18.0x Illustrative Enterprise Value at Exit $1,571 $1,571 $1,571 Illustrative Sources & Uses Less: Net Debt ($150) ($150) ($150) Sources $ Amt. x Fin. E Uses $ Amt. Implied Sponsor Equity Value $1,421 $1,421 $1,421 New Term Loan $270 7.5x Purchase TEV $745 (2) Sponsor Equity $491 13.7x Fees & Expenses $16 Implied IRR 25.9% 23.7% 21.7% Implied MOIC 3.2x 2.9x 2.7x Total $761 21.2x Total $761 Entry Multiple Sensitivity on Growth & Exit Multiple Exit Multiple Sensitivity on Growth and Entry Multiple IRR Sensitivity on Growth & E Margin Exit Multiple Entry Multiple Implied IRRs (3) (3) (3) 5-Yr Revenue CAGR 5-Yr Revenue CAGR 5-Yr Revenue CAGR 8.9% 13.7% 18.4% 8.9% 13.7% 18.4% 8.9% 13.7% 18.4% 17.0x 16.0x 18.7x 21.9x 17.0x 19.8x 15.8x 12.8x 34.0% 12.8% 19.1% 24.9% 18.0x 16.6x 19.5x 22.9x 18.0x 21.3x 17.1x 13.8x 36.0% 14.3% 20.5% 26.4% 19.0x 17.3x 20.3x 23.9x 19.0x 22.9x 18.4x 14.8x 38.0% 15.8% 21.9% 27.8% Note: Assumes 1% mandatory amortization for New Term Loan Deutsche Bank 27 Source: Financials through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; 2026E onwards based on DB Investment Banking DRAFT Investment Bank estimates 1) Represents $33 of LTM EBITDA plus $3.3 of financing adjustments 2) Assumes New Term Loan Financing Fees at 2.50%; M&A Fees at 1% of purchase price 3) Revenue CAGR from 2023E through projection period 4) Represents Adj. EBITDA margin NTM EBITDA Exit Multiple NTM EBITDA Entry Multiple (4) Exit Year E Margin 81nidZpGqzkSDMpD

Preliminary LBO Math Suggests CVET-GSS is a ~$375-$425mm Business DB Mid-Growth Case ($ in millions) LBO Assumptions LBO Valuation Analysis NTM EBITDA Multiple 11.0x 12.0x 13.0x ▪ Assumes transaction date of 06/30/2022 NTM EBITDA (6/30/2022) $34 $34 $34 ▪ Purchase price of ~$369 at 12.0x NTM 6/30/2022 EBITDA of ~$34 Implied Transaction Value $369 $402 $436 ▪ Assumes five-year hold with exit multiple of 12.0x on NTM 06/30/2027E EBITDA of ~$49 Plus: Financing & Transaction Fees $12 $12 $12 (1) ▪ Debt financing assumed based on 6.5x LTM 06/30/2022 EBITDA of ~$33 Less: Transaction Net Debt ($215) ($215) ($215) ▪ Implied max leverage of 6.5x; New Term Loan of 6.5x at S+550 @ 99.0 OID (50bps Implied Sponsor Equity Contribution $165 $199 $232 floor) Illustrative NTM EBITDA Exit Multiple 12.0x 12.0x 12.0x Illustrative Enterprise Value at Exit $589 $589 $589 Illustrative Sources & Uses Less: Net Debt ($151) ($151) ($151) Sources $ Amt. x Fin. E Uses $ Amt. Implied Sponsor Equity Value $438 $438 $438 New Term Loan $185 5.6x Purchase TEV $369 (2) Sponsor Equity $194 5.8x Fees & Expenses $10 Implied IRR 21.5% 17.1% 13.5% Implied MOIC 2.7x 2.2x 1.9x Total $379 11.4x Total $379 Entry Multiple Sensitivity on Growth & Exit Multiple Exit Multiple Sensitivity on Growth and Entry Multiple IRR Sensitivity on Growth & E Margin Exit Multiple Entry Multiple Implied IRRs (3) (3) (3) 5-Yr Revenue CAGR 5-Yr Revenue CAGR 5-Yr Revenue CAGR 8.9% 13.7% 18.4% 8.9% 13.7% 18.4% 8.9% 13.7% 18.4% 11.0x 12.3x 14.1x 16.2x 11.0x 10.1x 8.0x 6.4x 34.0% 17.1% 24.7% 31.4% 12.0x 12.9x 14.9x 17.2x 12.0x 11.7x 9.3x 7.4x 36.0% 19.0% 26.4% 33.0% 13.0x 13.6x 15.7x 18.2x 13.0x 13.3x 10.6x 8.5x 38.0% 20.7% 28.0% 34.6% Note: Assumes 1% mandatory amortization for New Term Loan Deutsche Bank 28 Source: Financials through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; 2026E onwards based on DB Investment Banking DRAFT Investment Bank estimates 1) Represents $30 of LTM EBITDA plus $3.0 of financing adjustments 2) Assumes New Term Loan Financing Fees at 2.50%; M&A Fees at 1% of purchase price 3) Revenue CAGR from 2023E through projection period 4) Represents Adj. EBITDA margin NTM EBITDA Exit Multiple NTM EBITDA Entry Multiple (4) Exit Year E Margin 81nidZpGqzkSDMpD

Analysis at Various Prices Matrix Management Case ($ in millions) Implied CVET-GSS Total Enterprise Value Multiples $600 $650 $700 $750 $800 Metric 2021A $79 7.6x 8.2x 8.9x 9.5x 10.1x TEV / 2022E $87 6.9x 7.5x 8.1x 8.6x 9.2x Revenue 2023E $100 6.0x 6.5x 7.0x 7.5x 8.0x 2021A $49 12.1x 13.1x 14.2x 15.2x 16.2x TEV / GP 2022E $52 10.1x 11.0x 11.8x 12.7x 13.5x 2023E $60 7.6x 8.2x 8.9x 9.5x 10.2x Segment $31 19.4x 21.0x 22.6x 24.2x 25.8x 2021A Adjusted $29 20.4x 22.1x 23.8x 25.5x 27.2x Segment $33 15.8x 17.1x 18.4x 19.7x 21.1x TEV / 2022E EBITDA Adjusted $31 19.2x 20.8x 22.4x 24.1x 25.7x Segment $38 12.0x 13.0x 14.0x 15.0x 16.0x 2023E Adjusted $36 16.7x 18.1x 19.5x 20.9x 22.3x 2021A $29 21.0x 22.7x 24.5x 26.2x 28.0x (1) TEV / uFCF 2022E $35 17.2x 18.7x 20.1x 21.6x 23.0x 2023E $46 13.1x 14.2x 15.3x 16.4x 17.5x Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 29 1) Represents Adj. EBITDA less Capex DRAFT Investment Bank 81nidZpGqzkSDMpD

Although Broadly Lower, SW Valuations Remain Above 5-Year Lows GSS 5Y Trading Ranges Mid-Growth Software (HC) Mid-Growth Software (Non-HC) High-Growth Software (Exit Only) Overall Average Current TEV / NTM Revenue TEV / NTM FCF 15.0x 80.0x 62.1x 11.3x 60.0x 10.0x 50.5x 10.0x 44.5x 7.4x 7.8x 40.0x 34.9x 35.3x 6.4x 32.7x 5.9x 6.1x 30.7x 36.8x 32.3x 5.5x 25.8x 4.7x 4.5x 5.8x 5.8x 27.6x 5.0x 28.4x 22.9x 25.4x 4.2x 4.3x 4.8x 4.4x 20.1x 18.7x 4.7x 3.9x 20.0x 15.0x 3.9x 20.5x 3.4x 4.0x 3.4x 19.2x 3.6x 17.6x 18.3x 2.9x 14.9x 12.0x 11.8x 0.0x 0.0x Mid-Growth Software Mid-Growth Software High-Growth Software Overall Mid-Growth Software Mid-Growth Software High-Growth Software Overall (Healthcare) (Non-HC) (For Exit Only) (Healthcare) (Non-HC) (For Exit Only) TEV / NTM E TEV / NTM Revenue / Growth 57.9x 60.0x 2.00 1.58 43.6x 1.50 1.24 40.0x 38.2x 1.17 29.3x 0.99 33.0x 1.00 0.90 29.4x 24.6x 24.4x 23.0x 21.6x 0.68 0.71 19.2x 0.74 23.7x 20.0x 21.8x 17.2x 16.0x 17.2x 0.49 0.57 0.58 0.63 0.56 15.5x 0.54 0.50 15.3x 13.5x 15.8x 14.4x 0.41 11.6x 0.43 12.5x 0.39 0.45 11.4x 0.35 0.34 0.27 0.30 0.23 0.18 0.0x 0.00 Mid-Growth Software Mid-Growth Software High-Growth Software Overall Mid-Growth Software Mid-Growth Software High-Growth Software Overall (Healthcare) (Non-HC) (For Exit Only) (Healthcare) (Non-HC) (For Exit Only) Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x Deutsche Bank 30 Source: FactSet DRAFT Investment Bank 81nidZpGqzkSDMpD

Although Broadly Lower, SW Valuations Remain Above 5-Year Lows GSS 5Y Trading Ranges (Second Twelve Months) Mid-Growth Software (HC) Mid-Growth Software (Non-HC) High-Growth Software (Exit Only) Overall Average Current TEV / STM Revenue TEV / STM FCF 15.0x 80.0x 60.0x 9.6x 10.0x 49.7x 8.5x 40.9x 40.0x 6.6x 36.8x 31.4x 6.7x 5.7x 30.3x 5.4x 26.9x 33.3x 5.4x 25.8x 24.3x 5.0x 4.2x 4.9x 4.4x 24.0x 5.0x 23.2x 21.1x 3.9x 4.0x 4.6x 20.0x 4.2x 23.2x 4.1x 3.6x 3.6x 13.8x 21.6x 3.7x 3.5x 17.9x 17.8x 2.7x 3.1x 16.5x 3.3x 16.5x 16.4x 2.7x 13.6x 10.5x 10.5x 0.0x 0.0x Mid-Growth Software Mid-Growth Software High-Growth Software Overall Mid-Growth Software Mid-Growth Software High-Growth Software Overall (Healthcare) (Non-HC) (For Exit Only) (Healthcare) (Non-HC) (For Exit Only) 16.1x TEV / STM E TEV / STM Revenue / Growth 0 0.5 1 1.5 2 2.5 3 3.5 4 60.0x 1.50 1.23 44.4x 36.8x 40.0x 1.00 0.88 0.84 0.77 0.70 30.8x 29.6x 24.9x 0.61 0.66 21.9x 0.56 23.8x 0.62 21.4x 0.58 0.55 18.8x 17.6x 20.0x 0.50 0.57 19.8x 0.38 14.5x 20.5x 0.52 17.1x 0.44 18.4x 0.48 15.9x 13.8x 15.5x 0.36 0.32 0.38 11.7x 14.3x 0.47 12.8x 10.1x 11.7x 0.28 10.1x 0.21 0.25 0.16 0.0x 0.00 Mid-Growth Software Mid-Growth Software High-Growth Software Overall Mid-Growth Software Mid-Growth Software High-Growth Software Overall (Healthcare) (Non-HC) (For Exit Only) (Healthcare) (Non-HC) (For Exit Only) Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x Deutsche Bank 31 Source: FactSet DRAFT Investment Bank 81nidZpGqzkSDMpD

Illustrative Valuation Analysis for an IPO Exit in Mid-2025 Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $900 $1,200 $1,500 $1,800 $2,100 Revenue 5.0x - 6.0x $187 $935 $1,121 EV/R/G 0.55 - 0.60 10% $1,028 $1,121 EBITDA 20.0x - 25.0x $67 $1,344 $1,680 uFCF 25.0x - 30.0x $57 $1,432 $1,719 Revenue 4.5x - 5.5x $210 $946 $1,156 EV/R/G 0.52 – 0.57 10% $1,093 $1,199 $1,323 $1,701 EBITDA 17.5x - 22.5x $76 $1,653 $2,021 uFCF 22.5x - 27.5x $73 Note: Valuation date as of 06/30/2022 Deutsche Bank 32 Source: Sponsor Thesis Presentation, DB Investment Banking estimates DRAFT Investment Bank Trading Comparables FY+2 FY+1 2026 2025 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section C Animal Health Distribution DRAFT 81nidZpGqzkSDMpD

CVET-Animal Health Distribution Financials ($ in millions) Actuals Company Projections DB Estimates (1) FYE, 12/31 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E CAGR Revenue $3,855 $3,993 $4,204 $4,465 $4,765 $5,064 $5,382 $5,720 6.4% $4,204M $727M 2022E Revenue 2022E Gross Profit % Growth - 3.6% 5.3% 6.2% 6.7% 6.3% 6.3% 6.3% Gross Profit $632 $664 $727 $791 $852 $906 $964 $1,025 7.1% % Growth - 5.1% 9.6% 8.8% 7.7% 6.4% 6.3% 6.3% % Margin 16.4% 16.6% 17.3% 17.7% 17.9% 17.9% 17.9% 17.9% Segment ~17% $235 $261 $300 $341 $388 $437 $492 $551 12.9% ~5% EBITDA 2022E Gross Profit (2) 2022E Adj. EBITDA - 11.1% 14.9% 13.7% 13.7% 12.8% 12.4% 12.1% % Growth Margin 6.1% 6.5% 7.1% 7.6% 8.1% 8.6% 9.1% 9.6% % Margin (2) Adj. EBITDA $181 $179 $207 $242 $282 $325 $372 $424 15.5% - (0.6%) 15.1% 17.0% 16.6% 15.3% 14.6% 14.0% % Growth 4.7% 4.5% 4.9% 5.4% 5.9% 6.4% 6.9% 7.4% % Margin $207M $142M (2) (3) (3) 2022E Adj. EBITDA 2022E uFCF uFCF $130 $133 $142 $170 $202 $246 $288 $335 18.7% % Margin 3.4% 3.3% 3.4% 3.8% 4.2% 4.9% 5.4% 5.9% Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 33 Note: Revenue, GP and Segment EBITDA through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; margins held constant from DRAFT Investment Bank 2026E onwards – data includes SmartPak and all other segments of the business outside of GPM and GSS 1) CAGRs represent 2022-2027E growth 2) Represents segment EBITDA less corporates costs allocated as per revenue contribution from segment 3) uFCF defined as Adj. EBITDA less Capex. Company projections for the Capex for North America - GTS segment allocated to GPM based as per segment revenue contribution 81nidZpGqzkSDMpD

Select Precedents to Consider Broad base of healthcare distribution deals presents a few standout, key precedents for deeper consideration ($ in millions) Date Target Buyer TEV LTM E Margin R Growth (Hist) R Growth (Proj) EV / Revenue EV / EBITDA 1.0x 12.4x Oct-12 PSS World Medical, Inc. McKesson $2,100 8.0% 1.1% 8.1% 1.8x 14.8x Feb-13 AssuraMed Cardinal Health $2,070 12.5% NA NA (1) 0.3x May-14 Celesio McKesson $7,689 2.5% (6.0%) (6.7%) 10.7x 0.8x 18.6x Jan-15 MWI Veterinary Supply AmerisourceBergen $2,523 4.4% 18.3% 8.4% 0.7x 16.2x May-15 Animal Health Intl. Patterson Medical $1,100 4.5% NA NA 2.5x NA Jul-15 Harvard Drug Group Cardinal Health $1,115 NA NA NA 1.5x 11.2x Jul-15 Patterson Medical MDP $715 13.7% NA 1.7% 7.2x 20.0x Oct-15 PharMEDium Healthcare AmerisourceBergen $2,700 36.1% NA NA 4.3x 11.1x May-16 Performance Health Patterson Medical $725 38.7% NA NA 0.8x Aug-17 Byram Healthcare Owens & Minor $380 7.9% NA NA 10.4x 2.1x 12.1x Nov-17 RxCrossroads McKesson $725 17.8% 0.1% 13.3% (2) 0.8x 14.6x Feb-19 Henry Schein Animal Health Covetrus $3,100 5.4% 5.4% 7.3% (3) 1.9x 10.9x 12.1x Jan-20 Solara adapthealth $425 15.5% 27.0% 24.0% (3) 3.1x 23.8x Jan-21 AeroCare adapthealth $2,026 13.0% ~ 8.0% NA 11.4x 0.3x 12.0x Jan-21 Alliance Healthcare AmerisourceBergen $6,500 2.8% (6.5%) NA 1.9x 14.2x Jun-21 Medline Blackstone, Carlyle, H&F $34,000 13.3% 15.2% 8.1% (3) 1.2x 10.6x 10.6x Jan-22 Apria Owens & Minor $1,450 11.4% 4.0% 4.9% Animal 0.8x Animal 16.2x Animal Health Distribution Other H/C 1.9x Other H/C 11.4x Other Healthcare Distribution Bridge to EV / EBITDA - CapEx Overall 1.5x Overall 12.1x Source: Public filings, Wall Street research, and DB Investment Banking estimates Deutsche Bank 34 1) TEV converted from EUR to USD as of transaction date DRAFT Investment Bank 2) Includes $1.12mm special dividend 3) TEV/EBITDA multiples reflect EBITDA less CapEx Median 81nidZpGqzkSDMpD

Qualifying Key Precedents These businesses are particularly relevant to the Distribution segment, and indicative of how the market perceives value TEV / Rev. TEV / E Key Attributes (At Time of Transaction) Precedent Market High Quality M&A Strategic LTM NTM LTM NTM Major Similarities Major Distinctions (Target) Leadership Management Roadmap Buyers ▪ Focus on distribution ▪ National focus 0.8x 0.7x 18.6x 15.6x▪ Animal health ▪ Agency relationships with suppliers ▪ eCommerce segment ▪ Significant presence in production ▪ Focus on distribution animal health, and in equine 0.7x NA 16.2x NA ▪ Animal health ▪ National focus and Canada ▪ B2C channel ▪ Distribution focus on healthcare 14.8x NA 1.8x NA products ▪ Human health focused ▪ Less integrated ▪ Proprietary products strategy less 0.8x 0.7x 14.6x 13.7x▪ Prior transaction for this asset developed ▪ Included GSS (although under- invested / slower growth at the time) ▪ Human health focused ▪ Distribution focus on healthcare ▪ Broad end markets ranging from products physician offices to acute care and 1.9x 1.7x 14.2x 14.2x ▪ Multi-national footprint retail ▪ B2B model▪ Significant (55%) revenue contribution from branded products ▪ Focus on human health, particularly the alternate site healthcare provider ▪ Distribution focus on healthcare 12.4x 11.7x 1.0x 0.9x market products ▪ U.S. focused Median: 0.9x 0.8x 14.7x 14.0x Source: Public filings, Wall Street research, and DB Investment Banking estimates Deutsche Bank 35 DRAFT Investment Bank 81nidZpGqzkSDMpD

Quantifying Key Precedents 2-Year Historical Revenue Growth CAGR LTM EBITDA Margin 18.3% 13.3% 12.5% 15.2% 8.0% 6.5% 5.4% 4.5% 4.4% 5.4% 4.6% 1.1% NA NA MWI Medline Henry CVET-Dist PSS Animal AssuraMed Medline AssuraMed PSS CVET-Dist Henry Animal MWI Schein Health Intl. Schein Health Intl. 2-Year Projected Revenue Growth CAGR 2-Year Projected EBITDA Growth CAGR 8.4% 14.1% 8.1% 8.1% 7.3% 12.5% 9.9% 5.7% 9.8% 6.1% NA NA NA NA MWI PSS Medline Henry CVET-Dist Animal AssuraMed CVET-Dist MWI Henry PSS Medline Animal AssuraMed Schein Health Intl. Schein Health Intl. Source: Public filings, Wall Street research, and Sponsor Thesis Presentation for CVET Deutsche Bank 36 DRAFT Investment Bank 81nidZpGqzkSDMpD

Perspectives on Public Comparables for CVET Distribution Distribution (Specialty) Distribution (Drug) Animal Health Suppliers ▪ Higher growth and margin specialty ▪ Global supply chain leaders, with a core ▪ Relevant companies that benefit from distributors with leading position across focus on pharmaceutical distribution similar end markets specific end markets ▪ Increasingly diversifying into higher growth ▪ Success of distributors tied to growth of ▪ More supply focused vs. pharmaceutical / margin segments (animal health, home suppliers care, services) ▪ Likely to serve as valuation reference-▪ Margin profile difference given product vs. points for Wall Street analysts and ▪ Relevant reference, however, Rx business distribution mix investors alike vis-à-vis similar value reduces margin profile; recent/near term propositions and business models idiosyncratic impact from opioid issues TEV / EBITDA TEV / EBITDA TEV / EBITDA 2021E 2022E 2023E 2021E 2022E 2023E 2021E 2022E 2023E 11.2x 10.4x 9.5x 9.8x 9.5x 9.2x 26.8x 24.1x 21.4x ’21E – ’23E CAGR 2021E ’21E – ’23E CAGR 2021E ’21E – ’23E CAGR 2021E Revenue EBITDA EBITDA Margin Revenue EBITDA EBITDA Margin Revenue EBITDA EBITDA Margin 3.8% 8.0% 6.6% 3.8% 3.9% 1.6% 7.0% 11.9% 32.6% Note: Market data as of 04/26/2022; excludes multiples <0.0x and > 100.0x; valuation medians exclude Medline Deutsche Bank 37 Source: Company information, FactSet DRAFT Investment Bank Valuation Metrics (Average) Comps 81nidZpGqzkSDMpD

Comparable Benchmarking – Operational Metrics 2021E-2023E Revenue Growth 2021E-2023E EBITDA Growth Median Median 10.8% Distribution (Specialty) 3.6% Distribution (Specialty) 5.9% 5.1% 5.5% Distribution (Drug) Distribution (Drug) 14.1% Animal Health Suppliers 8.5% Animal Health Suppliers 12.6% 8.5% 12.9% 12.7% 12.6% Overall 4.8% Overall 6.7% 10.3% 5.7% 5.6% 5.1% 4.8% 6.7% 5.9% 3.6% 5.5% 5.4% 3.1% 1.8% 0.5% (0.6%) (2) 2021E EBITDA Margin 2021E FCF Margin Median Median Distribution (Specialty) 6.6% Distribution (Specialty) 6.2% 1.5% 1.3% Distribution (Drug) Distribution (Drug) 42.9% Animal Health Suppliers 32.9% Animal Health Suppliers 29.1% 37.8% Overall 6.6% Overall 6.2% 32.9% 29.1% 22.2% 19.7% 8.7% 8.1% 6.6% 6.5% 6.2% 6.0% 4.5% 3.9% 2.0% 1.8% 1.5% 1.4% 1.3% 1.2% Source: Company filings, FactSet, Wall Street research Deutsche Bank 38 Distribution (Specialty) Note: Market data as of 04/26/2022, Covetrus excluded from overall medians DRAFT Investment Bank Metrics less than 0.0% considered not meaningful Distribution (Drug) 1) CVET-Dist. figures reflect WholeCo - GTS 2) FCF defined as EBITDA less capex Animal Health Suppliers 81nidZpGqzkSDMpD

Public Market Benchmarking – Valuation Metrics EV / 2022E Revenue EV / 2022E EBITDA Median Median Distribution (Specialty) 0.6x Distribution (Specialty) 11.4x 0.2x 10.2x Distribution (Drug) Distribution (Drug) 33.3x Animal Health Suppliers 10.3x Animal Health Suppliers 23.7x 11.2x Overall 0.6x Overall 11.4x 10.3x 23.7x 3.7x 1.1x 15.4x 12.3x 11.4x 10.8x 10.2x 0.6x 7.6x 0.5x 7.4x 0.2x 0.2x 0.1x (1) EV / 2022E FCF Price / 2022E Earnings Median Median Distribution (Specialty) 13.1x Distribution (Specialty) 14.5x 39.2x 48.2x 11.7x 13.6x Distribution (Drug) Distribution (Drug) 27.4x Animal Health Suppliers 27.4x Animal Health Suppliers 34.2x 34.2x Overall 13.1x Overall 14.5x 21.0x 17.9x 17.6x 14.5x 14.4x 13.6x 13.4x 13.1x 12.1x 11.7x 11.0x 10.9x 9.0x 8.3x Source: Company filings, FactSet, Wall Street research Deutsche Bank 39 Distribution (Specialty) Note: Market data as of 04/26/2022; CVET excluded from overall medians DRAFT Investment Bank multiples less than 0.0x or greater than 75.0x considered not meaningful Distribution (Drug) 1) FCF defined as EBITDA less capex Animal Health Suppliers 81nidZpGqzkSDMpD

Preliminary CVET-Dist M&A Valuation Could Support a TEV of $2,500-$3,000 Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $1,000 $2,000 $3,000 $4,000 (1) (1) $2,550 $2,877 LBO Management Case Required MOIC: 2.5x – 3.0x; LTM E Exit Multiple: 13.0x $2,995 $3,394 TEV / Revenue 0.75x 0.85x $3,993 – LTM 2021 TEV / EBITDA 12.0x – 15.0x $179 $2,154 $2,692 Transaction Comparables TEV / Revenue 0.65x – 0.75x $4,204 $2,733 $3,153 NTM 2022 TEV / EBITDA 11.0x 14.0x $207 – $2,273 $2,893 TEV / Revenue 0.5x – 0.6x $4,204 $2,102 $2,522 Trading 2022 2022 $2,066 $2,479 Comparables TEV / EBITDA 10.0x – 12.0x $207 $1,706 $1,920 TEV / uFCF 12.0x – 13.5x $142 Note: Valuation date as of 06/30/2022 Deutsche Bank 40 Source: Management projections DRAFT Investment Bank 1) LBO assumes a 5-year hold, 6.5x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA of $193 81nidZpGqzkSDMpD

Preliminary LBO Math Suggests CVET-Dist. is a $2,500-$2,750 Business ($ in millions) LBO Assumptions LBO Valuation Analysis LTM EBITDA Multiple 12.0x 13.0x 14.0x ▪ Assumes transaction date of 06/30/2022E LTM EBITDA (06/30/2022E) $193 $193 $193 ▪ Purchase price of ~$2,510 at 13.0x LTM 06/30/2022E EBITDA of ~$193 Implied Transaction Value $2,317 $2,510 $2,703 ▪ Assumes five-year hold with exit multiple of 13.0x on LTM 06/30/2027E EBITDA of ~$398 Plus: Financing & Transaction Fees $81 $81 $81 ▪ Debt financing assumed based on 6.5x LTM 06/30/2022E EBITDA of ~$193 Less: Transaction Net Debt ($1,255) ($1,255) ($1,255) ▪ Implied max leverage of 6.5x; First Lien Term Loan of 5.0x at S+425 @ 98.0 OID Implied Sponsor Equity Contribution $1,142 $1,335 $1,528 (50bps floor); Second Lien Term Loan of 1.5x at S+775 @ 98.0 OID (50bps floor) Illustrative LTM EBITDA Exit Multiple 13.0x 13.0x 13.0x Illustrative Enterprise Value at Exit $5,176 $5,176 $5,176 (1) Illustrative Sources & Uses Less: Net Debt ($1,002) ($1,002) ($1,002) Sources $ Amt. x Fin. E Uses $ Amt. Implied Sponsor Equity Value $4,174 $4,174 $4,174 New Term Loans $1,255 6.5x Purchase TEV $2,510 Sponsor Equity $1,335 6.9x Fees & Expenses $81 Implied IRR 29.6% 25.6% 22.3% Implied MOIC 3.7x 3.1x 2.7x Total $2,590 13.4x Total $2,590 Sensitivity IRR on Entry & Exit Multiple Sensitivity TEV on Exit Multiple and Target IRR Sensitivity IRR on Revenue CAGR & Margin Implied TEV Implied IRR Implied IRRs (2) LTM EBITDA Entry Multiple LTM EBITDA Exit Multiple 5-Yr Revenue CAGR 12.0x 13.0x 14.0x 12.0x 13.0x 14.0x 9.0% 10.0% 11.0% 12.0x 27.0% 23.1% 19.8% 20.6% $2,654 $2,810 $2,966 5.0% 12.9% 13.3% 13.7% 13.0x 29.6% 25.6% 22.2% 25.6% $2,382 $2,510 $2,637 7.0% 25.1% 25.6% 25.9% 14.0x 32.0% 27.9% 24.5% 30.6% $2,168 $2,273 $2,378 9.0% 36.4% 36.8% 37.2% Note: Assumes 1% mandatory amortization for New Term Loan; Financials through 2025E from Sponsor Thesis Presentation and Project Deutsche Bank 41 Padlock – Financials_2022.02 file; 2026E onwards based on DB Investment Banking estimates DRAFT Investment Bank Source: Company model, projections starting in 2023E based on DB Investment Banking estimates 1) LBO assumes a 5-year hold, 6.5x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA of $193 and blended New Term Loan Financing Fees at 2.40%; 2.00% OID and M&A Fees at 1% of purchase price 2) Revenue CAGR from 2023E through projection period LTM EBITDA Exit Multiple Target IRR Exit Year Margin 81nidZpGqzkSDMpD

Analysis at Various Prices Matrix ($ in millions) Implied CVET-Dist Total Enterprise Value Multiples $2,000 $2,125 $2,250 $2,375 $2,500 $2,625 $2,750 $2,875 $3,000 Metric 2021A $3,993 0.5x 0.5x 0.6x 0.6x 0.6x 0.7x 0.7x 0.7x 0.8x TEV / 2022E $4,204 0.5x 0.5x 0.5x 0.6x 0.6x 0.6x 0.7x 0.7x 0.7x Revenue 2023E $4,465 0.4x 0.5x 0.5x 0.5x 0.6x 0.6x 0.6x 0.6x 0.7x Segment $261 7.7x 8.1x 8.6x 9.1x 9.6x 10.1x 10.5x 11.0x 11.5x 2021A Adjusted $179 11.1x 11.8x 12.5x 13.2x 13.9x 14.6x 15.3x 16.0x 16.7x Segment $300 6.7x 7.1x 7.5x 7.9x 8.3x 8.7x 9.2x 9.6x 10.0x TEV / 2022E EBITDA Adjusted $207 9.7x 10.3x 10.9x 11.5x 12.1x 12.7x 13.3x 13.9x 14.5x Segment $341 5.9x 6.2x 6.6x 7.0x 7.3x 7.7x 8.1x 8.4x 8.8x 2023E Adjusted $242 8.3x 8.8x 9.3x 9.8x 10.3x 10.9x 11.4x 11.9x 12.4x 2021A $133 15.1x 16.0x 16.9x 17.9x 18.8x 19.8x 20.7x 21.7x 22.6x TEV / 2022E $142 14.1x 14.9x 15.8x 16.7x 17.6x 18.5x 19.3x 20.2x 21.1x uFCF 2023E $170 11.8x 12.5x 13.3x 14.0x 14.7x 15.5x 16.2x 16.9x 17.7x Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 42 1) Represents Adj. EBITDA less Capex DRAFT Investment Bank 81nidZpGqzkSDMpD

Five Year Perspective on Key Multiples and Ratios for Animal Health Distribution Comparables TEV / NTM Revenue (5Y Trading Ranges) TEV / NTM E (5Y Trading Ranges) 1.0x 15.0x 0.8x 12.7x 12.7x 11.5x 0.8x 0.8x 11.5x 10.6x 10.3x 0.7x 10.3x 10.3x 10.0x 9.3x 0.6x 9.1x 0.6x 9.7x 8.2x 0.5x 0.6x 8.7x 7.9x 8.3x 0.5x 7.6x 7.5x 0.4x 0.5x 0.4x 6.7x 0.4x 5.0x 0.4x 0.2x 0.3x 0.2x 0.2x 0.2x 0.1x 0.1x 0.1x 0.0x 0.0x Distribution (Specialty) Distribution (Drug) Overall Distribution (Specialty) Distribution (Drug) Overall TEV / NTM FCF (5Y Trading Ranges) TEV / NTM PE (5Y Trading Ranges) 25.0x 25.0x 22.7x 20.3x 19.6x 20.0x 20.0x 18.4x 17.5x 16.5x 17.1x 15.4x 15.3x 14.7x 15.0x 15.0x 14.7x 14.6x 13.2x 15.4x 14.2x 13.2x 12.1x 11.7x 13.7x 12.8x 12.7x 13.2x 11.2x 13.1x 13.6x 13.0x 11.4x 10.9x 11.7x 11.9x 10.0x 10.0x 11.5x 10.5x 10.0x 10.1x 9.5x 8.7x 5.0x 5.0x 0.0x 0.0x Distribution (Specialty) Distribution (Drug) Overall Distribution (Specialty) Distribution (Drug) Overall Source: FactSet Deutsche Bank Distribution (Specialty) Max / Min 43 Note: Market data from 04/26/2017 – 04/26/2022 DRAFT Investment Bank Distribution (Drug) Average Animal Health Suppliers Current 81nidZpGqzkSDMpD

Illustrative Valuation Analysis for an IPO Exit in Mid-2024 Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Revenue 0.60x – 0.70x $4,765 $2,859 $3,336 EBITDA 11.0x – 13.0x $282 $3,100 $3,664 Revenue 0.50x – 0.60x $5,064 $2,532 $3,039 $3,249 $3,898 EBITDA 10.0x – 12.0x $325 Note: Valuation date as of 06/30/2022E Deutsche Bank 44 Source: Sponsor Thesis Presentation, DB Investment Banking estimates DRAFT Investment Bank Trading Comparables 2023 2022 2025 2024 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 3 Exit Considerations DRAFT 81nidZpGqzkSDMpD

Handicapping Exit Plans for Segments Different exit strategies provide for varying valuation levels for each of the company’s unique segments Factors Sale to Strategic IPO Sale to Sponsor Distribution 30% 20% 50% GPM 25% 45% 30% GSS 25% 10% 65% ▪ Leveraged returns and access to capital ▪ Growth will need to exceed 15-20% to continue to fuel appetite for assets ▪ Strategics are erratic and typically unable reach terminal velocity w/r/t multiple (up to to compete on auction timelines ▪ PE is the most consistent, reliable buyer $200M EBITDA) for any asset with normal margins and ▪ Requires 6-12 months of advanced Rationale ▪ 10-15% growth is still sufficient for a meaningful cash flow planning and partnerships to de-risk successful IPO, especially for EBITDA buying (try before you buy) and top-of-the- ▪ Generally, historical, can compete within levels >$250M, but doesn’t garner quite house engagement / buy-in 20-25% of IPO value and beats publicly- the premium to M&A options traded strategics 9 times out of 10 Distribution 13-15x E 11-13x E 12-14x E GPM 4-5x Rev. / 10-12x GP 6-8x Rev. / 14-18x GP 4-5x Rev. / 10-12x GP GSS 18-20x E / 20-22x FCF 16-18x E / 18-20x FCF 18-20x E / 20-22x FCF Deutsche Bank 45 * Market trends suggest 10% upside 2-3 years out DRAFT Investment Bank Exit (5YA) Weight 81nidZpGqzkSDMpD

Preliminary Perspectives on Best Strategic Buyers Beta Buyers Alpha Buyers ▪ The buyer universe for the combined business is very limited ▪ Separating the two segments will likely expand the number of alpha buyers ▪ Focused M&A roadmap for the separated businesses Unlikely Buyers Gamma Buyers to generate greater buyer interest Ability-to-Pay Deutsche Bank 46 Distribution GPM GSS All DRAFT Investment Bank Interest 81nidZpGqzkSDMpD

Double-Clicking on Future Alpha Buyers ($ in billions) Market Cap / Buyer Ownership TEV Cash & Cash Equiv. 2022 Revenue 2022 EBITDA Recent Acquisitions ▪ BluDiagnostics (Jul-20) $1,457 $1,411 $96 $539 $81▪ Health Navigator (Oct-19) ▪ PillPack (Sep-18) ▪ Palette Health (May-18) Bain, H&F NA NA $2.2 $1,063▪ Praxify Technologies (Jun-17) ▪ PatientPop (May-16) ▪ Medtronic - Medical Supplies Business (Jul-17) $17 $19 $3.2 $181 $2.6 ▪ The Harvard Drug Group (Jul-15) ▪ Metro Medical Supply (Apr-15) $14 $13 $0.6 $10.2 $0.1▪ NA $3.5 $3.2 $0.3 $0.3 NM▪ NA ▪ Timely Limited (May-21) $2.6 $3.1 $0.1 $0.6 $0.1▪ Briostack (Jan-21) ▪ Updox (Dec-20) Note: Market data as of 04/26/2022 and financial data as of the most recent reported period Deutsche Bank 47 Source: Company data, FactSet, Wall Street research DRAFT Investment Bank 81nidZpGqzkSDMpD

Double-Clicking on Future Alpha Buyers (Cont’d) ($ in billions) Market Cap / Buyer Ownership TEV Cash & Cash Equiv. 2022 Revenue 2022 EBITDA Recent Acquisitions ▪ Figo Pet Insurance (Oct-21) Private NA NA NA NA▪ Independence Pet Group (May-21) ▪ National Veterinary Associates (Jun-19) ▪ Strategic Pharmaceutical Solutions (May-21) Private NA NA NA NA ▪ Davies Veterinary Specialists (Jan-19) ▪ PetCare (Sep-18) ▪ Medical Specialties Distributor (Jun-18) $49 $53 $2.7 $255 $4.9▪ RxCrossroads (Jan-18) ▪ BDI Pharma (Aug-17) ▪ Teleflex (Jun-21) Blackstone, Hellman & NA NA $20 $2.4▪ Medi-Select (Jan-20) Friedman, Carlyle ▪ Suture Express (Nov-19) EQT, H&F NA NA NA NA ▪ NA Note: Market data as of 04/26/2022 and financial data as of the most recent reported period Deutsche Bank 48 Source: Company data, FactSet, Wall Street research DRAFT Investment Bank 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 4 M&A Roadmap DRAFT 81nidZpGqzkSDMpD

Summary of Preliminary M&A Roadmap GPM GSS Notes / Themes M&A History ▪ Veterinary Care Plans (2021) ▪ Actionable platforms with strong industrial logic, e.g., near ▪ AppointMaster (2021) competitors, to drive potential CATALYST ▪ SmartPak Equine (Vet Software) synergies and reduce effective (2019) purchase multiple ▪ Henry Schein’s animal health business (2018) ▪ Assets with incremental solutions to extend offerings to logical adjacencies (e.g. INCREMENTAL nutrition, DTC Rx; insurance, CAPABILITIES telehealth) ▪ Pivot potential through M&A, de- risk long-term growth story and broadening potential buyer universe TRANSFORMATIONAL ▪ Expand existing platform into DTC Deutsche Bank 49 DRAFT Investment Bank 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Appendix DRAFT 81nidZpGqzkSDMpD

Spreading the CVET-GPM Comps ($ in millions) LTM '22-'24 Growth LTM Multiples NTM Multiples 2021A Multiples 2022E Multiples 2023E Multiples Margins % of 52 (1) (1) (1) (1) (1) TEV GM EM R E R GP E FCF R GP E FCF R GP E FCF R GP E FCF R GP E FCF Wk High GDRX $6,269 33.1% 92% 27% 23% 30% 7.8x 8.5x 28.7x 29.4x 6.4x 6.8x 20.8x 21.6x 8.2x 9.0x 31.6x 32.4x 6.8x 7.3x 22.6x 23.1x 5.5x 5.9x 16.8x 18.0x HIMS $750 30.3% 75% NM 22% NM 2.5x 3.4x NM NM 1.9x 2.6x NM NM 2.8x 3.7x NM NM 2.0x 2.7x NM NM 1.6x 2.2x NM NM TDOC $5,845 17.6% 68% 13% 23% 34% 2.7x 4.0x 20.4x 25.7x 2.1x 3.1x 15.7x 17.9x 2.9x 4.2x 21.8x 28.7x 2.3x 3.3x 17.1x 19.6x 1.8x 2.7x 12.7x 14.3x TRHC $449 8.5% 30% 6% 11% 31% 1.3x 4.3x 21.8x NA 1.2x 3.8x 17.7x NA 1.4x 4.5x 22.9x NA 1.2x 3.9x 19.0x NA 1.1x 3.4x 14.7x NA Average 66% 15% 20% 31% 3.6x 5.0x 23.6x 27.5x 2.9x 4.1x 18.1x 19.8x 3.8x 5.3x 25.4x 30.5x 3.1x 4.3x 19.5x 21.3x 2.5x 3.5x 14.7x 16.2x PETS $367 49.2% 29% 11% NA NA 1.3x 4.5x 11.7x NM 1.3x NA 11.6x NM 1.3x 4.5x 11.7x NM 1.3x 4.4x 11.7x 12.2x 1.2x NA 11.4x NM CHWY $12,976 32.8% 27% 1% 14% NM 1.4x 5.4x NM NM 1.2x 4.6x NM NM 1.5x 5.6x NM NM 1.3x 4.8x NM NM 1.1x 4.1x NM NM BARK $386 24.9% 58% NM 32% NA 0.8x 1.3x NM NM 0.6x 1.0x NM NA 0.8x 1.4x NM NM 0.6x 1.1x NM NM 0.5x 0.8x NM NA ROVR $892 41.2% 76% 11% 38% 78% 7.1x 9.4x NM NM 4.6x 6.0x 35.8x 39.2x 8.1x 10.7x NM NM 5.1x 6.8x NM 49.1x 3.5x 4.6x 22.3x 24.4x Average 47% 8% 28% 78% 2.6x 5.1x 11.7x NM 1.9x 3.9x 23.7x 39.2x 2.9x 5.5x 11.7x NM 2.1x 4.3x 11.7x 30.7x 1.6x 3.1x 16.8x 24.4x ETSY $16,053 33.7% 72% 30% 20% 25% 6.6x 9.2x 21.9x 28.2x 5.6x 7.8x 19.5x 20.0x 6.9x 9.6x 22.4x 31.6x 5.8x 8.3x 20.7x 21.5x 4.9x 6.8x 16.6x 16.5x FTCH $3,923 21.6% 45% 0% 24% NM 1.6x 3.6x NM NM 1.3x 2.9x NM NM 1.7x 3.9x NM NM 1.4x 3.1x NM NM 1.1x 2.4x 21.4x NM REAL $332 22.3% 59% NM 28% NM 0.6x 1.1x NM NM 0.5x 0.8x NM NM 0.7x 1.2x NM NM 0.5x 0.9x NM NM 0.4x 0.7x NM NM Average 59% 15% 24% 25% 3.0x 4.6x 21.9x 28.2x 2.5x 3.8x 19.5x 20.0x 3.1x 4.9x 22.4x 31.6x 2.6x 4.1x 20.7x 21.5x 2.1x 3.3x 19.0x 16.5x Overall Average 57% 13% 23% 40% 3.1x 5.0x 20.9x 27.8x 2.4x 3.9x 20.2x 24.7x 3.3x 5.3x 22.1x 30.9x 2.6x 4.2x 18.2x 25.1x 2.1x 3.3x 16.5x 18.3x Note: Market data as of 04/26/2022 Deutsche Bank 50 Source: Company information, FactSet DRAFT Investment Bank 1) Represents Adj. EBITDA less Capex eCommerce eCommerce eCommerce (Pets) (Non-HC) (Healthcare) 81nidZpGqzkSDMpD

Spreading the CVET-GPM Comps (Con’t) Additional eCommerce Mature comps ($ in millions) LTM '22-'24 Growth LTM Multiples NTM Multiples 2021A Multiples 2022E Multiples 2023E Multiples Margins % of 52 (1) (1) (1) (1) (1) TEV GM EM R E R GP E FCF R GP E FCF R GP E FCF R GP E FCF R GP E FCF Wk High BABA $226,831 36% 38% 20% 13% 14% 1.8x 4.7x 9.0x 13.8x 1.6x 4.4x 8.5x 13.3x 1.8x 4.8x 9.0x 13.8x 1.6x 4.5x 8.9x 13.8x 1.5x 4.0x 7.6x 11.9x NFLX $82,439 24% 42% 23% 10% 15% 2.7x 6.5x 12.0x 13.0x 2.5x 5.9x 11.4x 12.3x 2.8x 6.6x 12.1x 13.1x 2.5x 6.1x 11.7x 12.7x 2.3x 5.5x 10.6x 11.4x BKNG $82,207 77% 100% 28% 14% 24% 6.5x 6.5x 23.6x 26.1x 4.5x 4.6x 14.7x 15.9x 7.5x 7.5x 28.3x 31.6x 4.7x 4.7x 15.8x 17.2x 4.1x 4.1x 12.0x 13.0x EXPE $25,432 62% 83% 19% 14% 19% 2.7x 3.3x 14.6x 24.0x 2.1x 2.5x 9.5x 12.8x 3.0x 3.6x 17.2x 31.7x 2.2x 2.6x 10.1x 13.8x 1.9x 2.2x 8.1x 10.6x TRIP $3,459 53% 92% 14% 15% 38% 3.4x 3.7x 23.7x 39.4x 2.3x 2.5x 10.7x 14.0x 3.8x 4.2x 34.6x NM 2.4x 2.7x 12.2x 16.4x 2.0x 2.2x 7.9x 9.7x CHGG $2,693 18% 69% 33% 13% 22% 3.5x 5.1x 10.5x 16.5x 3.4x 4.7x 11.0x 17.7x 3.5x 5.2x 10.1x 15.7x 3.5x 4.8x 11.6x 19.3x 3.2x 4.4x 9.8x 14.0x SSTK $2,280 49% 66% 25% 9% 14% 2.9x 4.4x 11.5x 13.5x 2.7x 4.0x 10.2x 12.2x 2.9x 4.5x 11.8x 13.8x 2.7x 4.1x 10.5x 12.6x 2.5x 3.8x 9.5x 11.2x YELP $1,904 67% 92% 24% 9% 16% 1.8x 1.9x 7.5x 8.5x 1.6x 1.7x 6.7x 7.4x 1.8x 2.0x 7.7x 8.7x 1.6x 1.8x 7.0x 7.8x 1.5x 1.6x 5.8x 6.4x Overall 73% 23% 12% 20% 3.2x 4.5x 14.0x 19.3x 2.6x 3.8x 10.3x 13.2x 3.4x 4.8x 16.4x 18.4x 2.7x 3.9x 11.0x 14.2x 2.4x 3.5x 8.9x 11.0x Average Note: Market data as of 05/11/2022 Deutsche Bank 51 Source: Company information, FactSet DRAFT Investment Bank 1) Represents Adj. EBITDA less Capex eCommerce Mature 81nidZpGqzkSDMpD

Spreading the CVET-GSS Comps ($ in millions) LTM '22-'24 Growth LTM Multiples NTM Multiples 2021A Multiples 2022E Multiples 2023E Multiples Margins % of 52 (1) (1) (1) (1) (1) R GP E FCF R GP E FCF R GP E FCF R GP E FCF R GP E FCF TEV GM EM R E Wk High (2) MDRX $2,635 92.1% 51% 28% 7% 13% 4.7x 9.2x 17.1x 20.1x 4.4x 8.6x 15.3x 27.5x 4.8x 9.4x 17.6x 18.2x 4.5x 8.8x 15.8x 29.0x 4.2x 8.1x 14.1x 23.8x CRW-GB $875 56.7% 72% 30% NA NA 5.0x 7.0x 17.0x 26.0x 4.7x 5.3x 16.0x 28.1x 5.1x 7.8x 17.2x 25.2x 4.8x 5.4x 16.4x 28.6x 4.4x 4.8x 15.0x 26.4x HSTM $577 64.8% 65% 20% NA NA 2.2x 3.4x 11.0x 11.7x 2.1x 3.2x 10.8x 11.5x 2.2x 3.5x 10.9x 11.7x 2.1x 3.2x 11.0x 11.8x 2.0x 3.0x 9.9x 10.6x NXGN $1,382 91.2% 51% 19% NA NA 2.3x 4.6x 12.5x 13.7x 2.2x 4.4x 12.2x 13.1x 2.4x 4.6x 12.6x 13.9x 2.2x 4.4x 12.3x 13.2x 2.2x 4.2x 12.0x 12.9x Average 60% 24% 7% 13% 3.6x 6.1x 14.4x 17.9x 3.4x 5.4x 13.6x 20.1x 3.6x 6.3x 14.6x 17.3x 3.4x 5.5x 13.9x 20.7x 3.2x 5.0x 12.8x 18.5x DBX $8,304 66.6% 80% 37% 7% 9% 3.8x 4.7x 10.3x 10.6x 3.5x 4.3x 9.8x 10.2x 3.8x 4.8x 10.4x 10.7x 3.6x 4.4x 10.0x 10.4x 3.3x 4.1x 9.2x 9.6x MLNK $1,695 59.6% 69% 44% 12% 16% 6.2x 8.9x 14.0x 14.1x 5.7x 8.0x 14.3x 14.5x 6.3x 9.2x 13.7x 13.8x 5.8x 8.3x 14.8x 15.1x 5.3x 7.3x 12.9x 13.1x SPNS $1,193 62.8% 44% 20% 8% 16% 2.5x 5.8x 13.0x 13.6x 2.3x 5.3x 11.9x 12.5x 2.6x 5.9x 13.2x 13.8x 2.4x 5.5x 12.4x 13.1x 2.2x 5.0x 10.5x 11.0x (3) SSNC $22,767 79.4% 56% 39% 4% 6% 4.3x 7.7x 11.0x 11.4x 4.2x 7.5x 10.3x 10.9x 4.4x 7.7x 11.2x 11.5x 4.2x 7.5x 10.5x 11.1x 4.1x 7.3x 9.8x 10.3x Average 62% 35% 8% 12% 4.2x 6.8x 12.1x 12.4x 3.9x 6.3x 11.6x 12.0x 4.3x 6.9x 12.1x 12.5x 4.0x 6.4x 11.9x 12.4x 3.7x 5.9x 10.6x 11.0x MODN $972 61.4% 60% 13% NA NA 4.8x 8.0x 37.0x 38.5x 4.3x 7.2x 33.5x 34.8x 4.9x 8.2x 37.5x 39.0x 4.4x 7.4x 35.6x 37.1x 3.9x 6.6x 28.5x 29.5x HCAT $764 31.3% 51% NM 20% NM 3.0x 5.9x NM NM 2.5x 4.9x NM NM 3.2x 6.2x NM NM 2.6x 5.2x NM NM 2.2x 4.2x NM NM OMCL $6,480 60.3% 50% 20% 13% 26% 5.4x 10.9x 27.6x 32.6x 4.5x 9.2x 24.3x 31.1x 5.7x 11.4x 28.2x 32.3x 4.6x 9.5x 25.9x 33.6x 4.1x 8.2x 20.5x 25.6x VEEV $26,762 52.9% 75% 41% 16% 18% 14.1x 18.8x 34.2x 34.8x 12.0x 16.1x 30.4x 30.9x 14.7x 19.6x 35.1x 35.7x 12.5x 16.8x 31.7x 32.2x 10.7x 14.3x 27.1x 27.5x Average 59% 25% 16% 22% 6.8x 10.9x 32.9x 35.3x 5.8x 9.3x 29.4x 32.3x 7.1x 11.4x 33.6x 35.7x 6.0x 9.7x 31.1x 34.3x 5.2x 8.3x 25.4x 27.5x Overall Average 60% 28% 11% 15% 4.9x 7.9x 18.6x 20.6x 4.4x 7.0x 17.2x 20.5x 5.0x 8.2x 18.9x 20.5x 4.5x 7.2x 17.9x 21.4x 4.0x 6.4x 15.4x 18.2x Note: Market data as of 04/26/2022 Deutsche Bank 52 Source: Company information, FactSet DRAFT Investment Bank 1) Represents Adj. EBITDA less Capex 2) Financials are PF adjusted for Divestiture of Hospital & Large Physician Practices announced on 03/03/2022 3) Financials are PF adjusted for Acquisition of Blue Prism plc completed on 03/16/2022 High Growth Mid-Growth Software Mid-Growth Software Software (Exit-only) (Non-HC) (HC) 81nidZpGqzkSDMpD

Spreading the Animal Health Distribution Comps ($ in millions) ‘21 Margins '21-’23 Growth 2022 Multiples 2022 Growth Adj. Multiples % of 52 (1) (1) (1) TEV Week High E FCF R E R E FCF P/E R E FCF P/E HSIC $14,030 92.8% 8.7% 8.1% 4.8% 5.4% 1.1x 12.3x 13.1x 17.6x 0.08 0.54 0.58 0.31 (2) OMI $5,412 77.7% 6.6% 6.2% 3.1% 5.9% 0.5x 7.4x 8.3x 11.0x 0.07 0.59 0.66 0.35 PDCO $3,651 87.6% 4.5% 3.9% 3.6% 12.7% 0.6x 11.4x 13.4x 14.5x 0.09 2.15 2.54 0.27 Average 6.6% 6.1% 3.8% 8.0% 0.7x 10.4x 11.6x 14.4x 0.08 1.09 1.26 0.31 MCK $52,635 95.4% 2.0% 1.8% 0.5% (0.6%) 0.2x 10.8x 12.1x 13.6x 0.06 1.53 1.71 0.34 ABC $37,324 94.9% 1.5% 1.3% 5.1% 5.5% 0.2x 10.2x 11.7x 14.4x 0.03 1.46 1.68 0.40 CAH $19,539 94.9% 1.4% 1.2% 5.6% 6.7% 0.1x 7.6x 9.0x 10.9x 0.02 NM NM 0.84 Average 1.6% 1.4% 3.8% 3.9% 0.2x 9.5x 10.9x 13.0x 0.03 1.50 1.70 0.53 ZTS $86,927 71.6% 42.9% 37.8% 8.5% 10.3% 10.3x 23.7x 27.4x 34.2x 0.84 1.63 1.88 1.32 IDXX $39,741 64.5% 32.9% 29.1% 10.8% 12.9% 11.2x 33.3x 39.2x 48.2x 0.78 1.45 1.71 1.28 ELAN $17,822 69.4% 22.2% 19.7% 1.8% 12.6% 3.7x 15.4x 17.9x 21.0x 0.18 0.32 0.37 0.39 Average 32.6% 28.9% 7.0% 11.9% 8.4x 24.1x 28.2x 34.5x 0.60 1.13 1.32 1.00 Overall Average 13.6% 12.1% 4.9% 7.9% 3.1x 14.7x 16.9x 20.6x 0.24 1.21 1.39 0.61 Note: Market data as of 04/26/2022 Deutsche Bank 53 Source: Company information, FactSet DRAFT Investment Bank 1) Represents Adj. EBITDA less Capex 2) Financials are PF adjusted for Acquisition of Apria completed on 03/29/2022 Animal Health Distribution Distribution Suppliers (Drug) (Specialty) 81nidZpGqzkSDMpD

Additional Follow-ups on Precedents: TPG Email Dated 5/12/22 ($ in millions) TEV TEV TEV TEV (1) Date Target Acquiror TEV LTM Rev. NTM RG LTM GP. LTM E NTM E LTM FCF Software Precedents 1/7/2021 PointClickCare Hellman & Friedman $3,130 13.5x 16% 18.3x 31.0x 27.0x 34.4x 1 6/26/2019 Nextech Thomas H. Lee $550 9.6x 15% N/A 26.0x 23.2x 38.9x 12/10/2018 Netsmart GI Partners / TA Associates $2,000 5.1x 42% 8.9x 16.0x 11.9x 19.8x 11/5/2018 MatrixCare ResMed $750 N/A N/A N/A 25.0x 19.1x 28.8x 8/2/2018 AdvancedMD Global Payments $700 6.2x 22% 9.6x 37.2x 22.7x 39.1x 12/2/2013 Homecare Homebase Hearst $625 9.4x 33% 12.2x 21.1x 15.6x 23.4x 2 5/17/2017 GHX Temasek $1,800 8.2x 5% 11.1x 19.4x 18.1x 23.4x eCommerce Precedents 11/2/2020 RxBenefits Advent $1,100 7.7x 15% 12.1x 20.2x 18.7x 21.8x 7/21/2021 PartsSource Bain Capital $1,250 20.8x 33% 32.1x 37.9x 28.4x 44.6x (2) 6/28/2018 PillPack Amazon $753 7.5x 199% 15.1x NM NM NM 1 15% represents NTM / LTM Revenue growth; growth rate from 2017 to run-rate 2018 was 22% 2 Represents NTM / LTM Revenue growth Source: Public filings, Wall Street research, and DB Investment Banking estimates Deutsche Bank 54 1) Represents Adj. EBITDA less Capex DRAFT Investment Bank 2) PillPack generated negative EBITDA, as a result TEV/EBITDA and TEV/FCF metrics are marked as “NM” 81nidZpGqzkSDMpD